As filed with the Securities and Exchange Commission on July 31, 1997.


                                                    1933 Act File No. 2-91069
                                                    1940 Act File No. 811-4019

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A


            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 X
                           Pre-Effective Amendment No.
                         Post-Effective Amendment No. 24

                                       and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 X
                                Amendment No. 26


                              USAA INVESTMENT TRUST
               (Exact Name of Registrant as Specified in Charter)

                 9800 FREDERICKSBURG RD., SAN ANTONIO, TX 78288
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code (210) 498-0600

                          Michael D. Wagner, Secretary
                              USAA INVESTMENT TRUST
                             9800 Fredericksburg Rd.
                           SAN ANTONIO, TX 78288-0227
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective under Rule 485

___ immediately upon filing pursuant to paragraph (b)
___ on (date) pursuant to paragraph (b)
___ 60 days after filing pursuant to paragraph (a)(1)
_X_ on October 1, 1997 pursuant to paragraph (a)(1)
___ 75 days after filing pursuant to paragraph(a)(2)
___ on (date) pursuant to paragraph (a)(2)


If appropriate, check the following box:

___ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                       DECLARATION PURSUANT TO RULE 24f-2

The Registrant has heretofore registered an indefinite number of shares of the Income Strategy Fund, Growth and Tax Strategy Fund, Balanced Strategy Fund, Cornerstone Strategy Fund, Growth Strategy Fund, Emerging Markets Fund, Gold
Fund, International Fund, World Growth Fund, GNMA Trust, and Treasury Money Market Trust pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Registrant filed its Rule 24f-2 notice for the Income Strategy Fund, Growth and Tax Strategy Fund, Balanced Strategy Fund, Cornerstone Strategy Fund, Growth Strategy Fund, Gold Fund, International Fund, World Growth Fund, GNMA Trust, and Treasury Money Market Trust for the fiscal year ended May 31, 1996 on July 25, 1997.


                         Exhibit Index on Pages 71 - 73

                              USAA INVESTMENT TRUST

                              CROSS REFERENCE SHEET

                                     PART A


FORM N-1A ITEM NO.                                      SECTION IN PROSPECTUS

1.  Cover Page..........................   Same

2.  Synopsis............................   Fees and Expenses

3.  Condensed Financial
       Information......................   Financial Highlights
                                           Performance Information


4.  General Description
       of Registrant....................   Investment Policies and Risks
                                           Description of Shares
                                           Appendix A

5.  Management of the Fund..............   Fund Management
                                           Back Cover Page

6.  Capital Stock and Other
       Securities.......................   Shareholder Information
                                           Description of Shares

7.  Purchase of Securities
       Being Offered....................   How to Invest
                                           Important Information About Purchases
                                             and Redemptions
                                           Exchanges
                                           Shareholder Information

8.  Redemption or Repurchase............   How to Invest
                                           Important Information About Purchases
                                             and Redemptions
                                           Exchanges


9.  Legal Proceedings...................   Not Applicable

                              USAA INVESTMENT TRUST

                              CROSS REFERENCE SHEET

                                     PART B


FORM N-1A ITEM NO.                         SECTION IN STATEMENT OF ADDITIONAL
                                           INFORMATION

10.  Cover Page..........................  Same

11.  Table of Contents...................  Same

12.  General Information and
        History..........................  Not Applicable

13.  Investment Objectives
        and Policies.....................  Investment Policies
                                           Special Risk Considerations
                                           Investment Restrictions
                                           Portfolio Transactions

14.  Management of the
        Registrant.......................  Trustees and Officers of the Trust

15.  Control Persons and
        Principal Holders
        of Securities....................  Trustees and Officers of the Trust

16.  Investment Advisory and
        Other Services...................  Trustees and Officers of the Trust
                                           The Trust's Manager
                                           General Information

17.  Brokerage Allocation and
        Other Practices..................  Portfolio Transactions

18.  Capital Stock and Other
        Securities.......................  Further Description of Shares


19.  Purchase, Redemption and
        Pricing of Securities
        Being Offered....................  Valuation of Securities
                                           Conditions of Purchase and Redemption
                                           Additional Information Regarding
                                             Redemption of Shares
                                           Investment Plans


20.  Tax Status..........................  Tax Considerations

21.  Underwriters........................  The Trust's Manager

22.  Calculation of Performance
        Data.............................  Calculation of Performance Data

23.  Financial Statements................  General Information

                                     Part A




                               Prospectus for the


                          Growth and Tax Strategy Fund

                               is included herein


                  Not included in this Post-Effective Amendment
        are the Prospectuses for the Income Strategy, Balanced Strategy,
            Cornerstone Strategy, Growth Strategy, Emerging Markets,
                  Gold, International, and World Growth Funds,
                   GNMA Trust and Treasury Money Market Trust

                                     Part A


                               Prospectus for the

                          Growth and Tax Strategy Fund

                               is included herein

                                                                 PROSPECTUS
                                                                 OCTOBER 1, 1997

USAA EAGLE LOGO

    USAA
    GROWTH AND TAX
    STRATEGY FUND


Shares of this fund are not deposits or other obligations of, or guaranteed by, the USAA Federal Savings Bank, are not insured by the fdic or any other government agency, are subject to investment risks, and may lose value.

AS WITH OTHER MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC) NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


THE FUND IS A NO-LOAD MUTUAL FUND OFFERED BY USAA INVESTMENT MANAGEMENT COMPANY. USING A TAX-ADVANTAGED ASSET ALLOCATION STRATEGY, USAA INVESTS THE FUND'S ASSETS IN BONDS THAT PRODUCE INCOME, THE MAJORITY OF WHICH IS EXEMPT FROM FEDERAL INCOME TAX, AND STOCKS THAT PROVIDE THE POTENTIAL FOR LONG-TERM GROWTH OF CAPITAL. USAA MANAGES THE FUND WITH THE GOAL OF MINIMIZING THE IMPACT OF FEDERAL INCOME TAXES TO SHAREHOLDERS.


                                          TABLE OF CONTENTS

Who Manages the Fund?............................................   2
What is the Investment Objective?................................   2
Will the Value of Your Investment Fluctuate?.....................   2
Is This Fund for You?............................................   3
How Do You Buy?..................................................   3
Fees and Expenses................................................   4
Performance Information..........................................   5
Financial Highlights.............................................   5
A Word About Risk................................................   5
Investment Policies and Risks....................................   6
Fund Management..................................................  12
Using Mutual Funds in an Asset Allocation Program................  13
How to Invest ...................................................  15
Important Information About Purchases and Redemptions............  18
Exchanges........................................................  18
Shareholder Information..........................................  19
Description of Shares............................................  21
Appendix A.......................................................  22
USAA Family of No-Load Mutual Funds..............................  24

This Prospectus provides you with information you should know before you invest in the Fund. Please read it and keep it for future reference.

WHO MANAGES THE FUND?

     USAA Investment Management Company manages the Fund. For easier reading, USAA Investment Management Company will be referred to as "we" throughout the Prospectus.

WHAT IS THE INVESTMENT OBJECTIVE?

     The Fund's investment objective is to seek a conservative balance for the investor between income, the majority of which is exempt from federal income tax, and the potential for long-term growth of capital to preserve purchasing power. We will use an asset allocation strategy to achieve the Fund's objective. See INVESTMENT POLICIES AND RISKS on page 6 for more information.

WILL THE VALUE OF YOUR INVESTMENT FLUCTUATE?

     Yes, it will. The value of your investment could increase or decrease. The bar chart and table shown below illustrate the Growth and Tax Strategy Fund's risks and performance by showing changes in the Fund's performance from year to year over the life of the Fund and by showing how the Fund's average annual returns for one and five years and the life of the Fund compare to those of a broad-based securities market index. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

BAR GRAPH SHOWING TOTAL RETURN FOR CALENDAR YEARS 1989-1996
     1989      16.18%
     1990       1.36%
     1991      14.68%
     1992       4.93%
     1993      13.73%
     1994      -2.62%
     1995      22.70%
     1996      11.12%

o    TOTAL RETURN
     MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS OF CAPITAL GAINS.

================================================================================
Average Annual Total Returns
   (for the periods ending                                    Since inception on
      December 31, 1996)      Past One Year    Past 5 Years    January 11, 1989
--------------------------------------------------------------------------------
Growth and Tax Strategy Fund     11.12%            9.64%               9.97%

Lehman Brothers Municipal         4.43%            7.28%               8.12%
Bond Index
================================================================================

         The Lehman Brothers  Municipal Bond Index is an unmanaged  benchmark of
         total  return   performance   for  the   long-term,   investment-grade,
         tax-exempt bond market.

IS THIS FUND FOR YOU?

    This fund might be appropriate as part of your investment portfolio if . . .

    X You are seeking a fund with both tax relief and inflation hedging characteristics.
    X You may need your money back within five to seven years or longer. X You are willing to accept moderate risk.

    This fund may NOT be appropriate as part of your investment portfolio if . .

    X You need an investment that provides only tax free income.
    X You are seeking an appropriate investment for an IRA, through a 401(k)
      plan or 403(b) plan, or other tax-sheltered account.
    X You may need your money  back  within a short  period of time.
    X You are unwilling to take some exposure to the stock market.

     If you feel this fund is not the one for you, refer to page 24 for a complete list of the USAA Family of No-Load Mutual Funds.

HOW DO YOU BUY?

     You may make your initial investment directly by mail, in person or, in certain instances, by telephone. The minimum initial investment is $3,000 and can be made by check or by wire. There is more information about how to purchase Fund shares on page 15.

FEES AND EXPENSES

     This summary provides information to assist you in understanding the expenses you will pay directly or indirectly to invest in the Fund.

     Shareholder Transaction Expenses -- Fees You Pay Directly

     There are no fees charged to your account when you buy, sell, or hold Fund shares. However, if you sell shares and request your money by wire transfer, you will pay a $10 fee. (Your bank may also charge a fee for receiving wires.)

     Annual Fund Operating Expenses -- Fees You Pay Indirectly

     Unlike shareholder transaction charges, the Fund's expenses are not charged directly to your account, but instead are paid out of the Fund's assets and are reflected in the Fund's share price and dividends. The figures below show actual expenses incurred during the past fiscal year ended May 31, 1997, and are calculated as a percentage of average net assets.

     Management Fees                                   .50%
     12b-1 Fees                                        None
     Other Expenses                                    .24%
                                                       ---
     Total Fund Operating Expenses                     .74%
                                                       ===

   o 12B-1 FEES SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY FOR THE COSTS OF SELLING FUND SHARES.

     Example of Effect of Fund Operating Expenses

     You would pay the following expenses on a $1,000 investment in the Fund, assuming (1) 5% annual return and (2) redemption at the end of the periods shown.

           1 year..............................................   $   8
           3 years.............................................      24
           5 years.............................................      41
           10 years............................................      92


     THIS EXAMPLE IS NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

PERFORMANCE INFORMATION

       (Tel)
    TouchLINE(R)
   1-800-531-8777
        PRESS
         (1)
        THEN
         (1)
        THEN

     (5) (3) (#)

Please consider performance information in light of the Fund's investment objective and policies and market conditions during the reported time periods. Remember, historical performance may not be repeated in the future. The value of your shares may go up or down. For the most current price, yield, and return information for this Fund, you may call TouchLINE(R) at 1-800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press 53 followed by the pound sign when asked for a Fund Code.

You may see the Fund's yield or total return quoted in advertisements and reports. Yield is the annualized net income of the Fund during a specified 30-day period as a percentage of the Fund's share price. All mutual funds must use the same formulas to calculate yield and total return. You may also see a comparison of the Fund's performance to that of other mutual funds with similar investment objectives.

     For the following periods ended May 31, 1997, the Fund's average annual total returns have been:

           1 year..............................................   14.21%
           3 years.............................................   13.17%
           5 years.............................................   10.89%
           Since Inception (1/11/89)...........................   10.29%


     Figures on page 3 are different because they are for periods which ended on December 31, 1996.

FINANCIAL HIGHLIGHTS

     Please read the Fund's Annual Report furnished with and incorporated by reference into this Prospectus for financial information including the Fund's financial statements audited by KPMG Peat Marwick LLP. The Annual Report includes messages from the President and the Fund's portfolio managers, a listing of the Fund's investments, and additional performance information you may wish to review.

A WORD ABOUT RISK

     Portions of this Prospectus describe the risks you will face as an investor in the Fund. Keep in mind that generally investments with a higher potential reward are accompanied by a higher risk of losing money. The reverse is also generally true: the lower the potential reward, the lower the risk. However, as you consider an investment in the Fund, you should also take into account your tolerance for the daily fluctuations of the stock and bond markets and whether you can afford to leave your money in this investment for long periods of time to ride out down periods.

[CAUTION LIGHT]

     Look for this symbol throughout the Prospectus. We use it to mark detailed information about the main risks that you will face as a shareholder of the Fund.


INVESTMENT POLICIES AND RISKS

     Asset Allocation Strategy

     Q     How do we pursue the Fund's investment objective?

     A The Fund provides a professionally managed, diversified investment program within one mutual fund. We pursue the Fund's objective by allocating its assets in each of the following investment categories according to the following targeted ranges. Securities are classified by category at the time of purchase.

     Investment Category

     (medium color)   Tax-Exempt Bonds
     (dark color)     Blue Chip Stocks
     (light color)    Tax-Exempt Money Market
                      Instruments (Maturities of one
                      year or less)

     Percentage Target Range of Net Assets

     [PIE CHART]
     (medium color) 41-59%
     (dark color)   41-49%
     (light color)   0-10%

     The ranges allow for a variance within each investment category. The Board of Trustees may revise the target ranges upon 60 days' prior written notice to shareholders. However, we reserve the right to revise the ranges on a temporary defensive basis without shareholder notification whenever we believe such changes to be in the best interest of the Fund and its shareholders.

     Q     Why do we mix stocks and bonds in the same Fund?

     A From time to time, the stock and bond markets may fluctuate independently of each other. In other words, a decline in the stock market may in certain instances be offset by a rise in the bond market, or vice versa. As a result, the Fund, with its mix of equity securities and bonds, is expected in the long run to entail less market risk (and potentially less return) than a mutual fund investing exclusively in equity securities.

     Q What actions do we take to keep the Fund's asset allocations within the target ranges?

     A If market action causes the actual assets of the Fund in one or more investment categories to move outside the ranges, we will make adjustments to rebalance the portfolio. In general, we will rebalance the portfolio at least once during each quarter. In rebalancing the Fund's portfolio, we will buy or sell securities to return the actual allocation of the Fund's assets to within its target ranges. For example, the Fund's portfolio could begin a quarter with its assets allocated 50% in the Tax-Exempt Bonds category, 45% in the Blue Chip Stocks category, and 5% in the Tax-Exempt Money Market Instruments category. During the quarter, a strong stock market coupled with a weak bond market could leave the portfolio with 40% in the Tax-Exempt Bonds category, 55% in the Blue Chip Stocks category, and 5% in the Tax-Exempt Money Market Instruments category. In this case we would sell blue chip stocks and use the proceeds to buy tax-exempt securities in order to bring the blue chip stocks back to within the 41-49% target range.

[CAUTION LIGHT]

    REBALANCING RISKS. In purchasing and selling securities in order to rebalance its portfolio, the Fund will pay more in brokerage commissions than it would without a rebalancing policy. As a result of the need to rebalance, the Fund also has less flexibility in the timing of purchases and sales of securities than it would otherwise. Although we intend to manage the Fund in a tax-advantaged manner, the Fund may have a higher proportion of capital gains and a lower return than a fund that does not have a rebalancing policy.

     Q    How did we select the investment  categories  and target ranges?

     A We have specifically selected the investment categories and the target ranges to provide investors with a diversified investment in a single mutual fund. Tax-exempt bonds provide income exempt from federal income tax. Tax-exempt money market instruments provide a means for temporary investment of cash balances arising in the normal course of business. Blue chip stocks provide the potential for long-term capital growth.

          It is a fundamental policy of the Fund that during normal market conditions, the Fund's assets will be invested so that at least 50% of the Fund's annual income will be exempt from federal personal income tax and excluded from the calculation of federal alternative minimum taxes for individual taxpayers.

     TAX-EXEMPT BONDS AND TAX-EXEMPT MONEY MARKET INSTRUMENTS

     Q    What kind of municipal obligations are included in the portfolio?

     A    Typical  issuers  of  municipal  obligations  may  include  cities and
          counties,   municipally-owned  utilities,  school districts,  colleges and universities, and hospitals.

           GENERAL OBLIGATION BONDS
           Secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest.

           REVENUE BONDS
           Payable from the revenue derived from a particular facility or class of facilities or, in some cases, from proceeds of a special excise tax or other specific revenue source, but not from the general taxing power.

           INDUSTRIAL DEVELOPMENT BONDS
           Issued by or on behalf of public authorities to obtain funds for privately-operated facilities, provided that the interest paid on such securities qualifies as exempt from federal income taxes.

     Q     What tax-exempt bonds are included in the portfolio?

     A The Tax-Exempt Bonds category includes municipal obligations which will have a remaining maturity at the time of purchase in excess of one year. Although the average portfolio maturity of the securities in this category is not restricted, we expect it to exceed ten years. In determining a security's maturity for purposes of calculating the Fund's average maturity, we may use estimates of the expected time for its principal to be paid. This can be substantially shorter than its stated final maturity.

[CAUTION LIGHT]

          INTEREST RATE RISK. As a mutual fund investing in bonds, the Fund is subject to the risk (sometimes called "interest rate risk") that the market value of the bonds will decline due to rising interest rates. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, the prices of bonds fall and when interest rates fall, bond prices generally rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturity generally offer higher yields than bonds with shorter maturity.

     Q    What  tax-exempt   money  market   instruments  are  included  in  the
          portfolio?

     A The tax-exempt money market instruments in the portfolio consist of high-quality, tax-exempt debt securities of the type included in the Tax-Exempt Bonds category. All tax-exempt money market instruments have remaining stated maturities at the time of purchase of one year or less or are subject to puts or similar demand features that result in an effective maturity of one year or less.

     Q     What are the credit ratings of these securities?

     A At least 50% of the combined total market values of the tax-exempt bonds and tax-exempt money market instruments will be rated within the three highest long-term rating categories by:

           * Moody's Investors Service, Inc. (Moody's),
           * Standard & Poor's Ratings Group (S&P), or
           * Fitch Investors Service, Inc. (Fitch)

           or in the highest short-term rating category by:

           * Moody's,
           * S&P, or
           * Fitch

          or . . . if unrated by those three agencies, we must determine that these securities are of equivalent investment quality.

          However,  we   will  only  purchase  tax-exempt  securities  that  are
          considered   investment  grade.   For  a  security  to  be  considered
          investment grade, it must be:

           * rated by one or more rating agencies at least in the fourth highest rating category for long-term securities;

           * rated by one or more rating agencies at least within the second highest rating category for short-term securities;

           * or, if not rated by those rating agencies, determined by us to be of equivalent investment quality.

[CAUTION LIGHT]

    CREDIT RISK. The bonds in the Fund's portfolio are subject to credit risk. Credit risk is the possibility that an issuer of a bond will fail to make timely payments of interest or principal. We believe that the credit risk of the Fund is minimized by the fact that all of the tax-exempt securities in the Fund's portfolio must be considered investment grade at the time of purchase. In addition, our analysts evaluate the credit risks and its impact on portfolio securities in which the Fund may invest. Nevertheless, even investment-grade tax-exempt securities are subject to some credit risk.
    Bonds in the lowest-rated investment grade category have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these bonds than is the case for higher-rated bonds. In addition, the ratings of securities are estimates by the rating agencies of the credit quality of the securities. The ratings do not take into account certain other risks or guarantees that interest or principal will be repaid on a timely basis.

     Q     What happens if the rating of a security is downgraded?

     A If the rating of a security is downgraded, we will determine whether it is in the best interest of the Fund's shareholders to continue to hold the security in the Fund's portfolio. If downgrades result in more than 5% of the Fund's net assets being invested in securities that are less than investment-grade quality, we will take immediate action to reduce the Fund's holdings in such securities to 5% or less of the Fund's net assets, unless otherwise directed by the Board of Trustees.

     Q    May the Fund hold any taxable debt securities?

     A We may, on a temporary basis due to market or other conditions, invest the Fund's assets without limitation in money market instruments which are subject to federal income tax. These securities may consist of obligations of the U.S. Government and its agencies or instrumentalities, and repurchase agreements secured by such instruments; certificates of deposit of domestic banks; banker's acceptances; commercial paper; and other corporate debt obligations.

     Q How do we intend to minimize the impact of federal income taxes on the Fund's shareholders?

     A We intend to use various techniques to minimize the impact of federal income taxes on the Fund's shareholders while maximizing capital appreciation, including:

           * investing in bonds and similar instruments that provide income which is exempt from federal income tax;

           *   investing in blue chip stocks with low dividend yields;

           * selecting blue chip stocks that we expect to hold for relatively long periods to minimize the cost of trading and the receipt of capital gains;

           * when selling blue chip stocks, considering the sale of stocks with the highest tax cost basis to minimize the receipt of capital gains; and

           * offsetting capital gains with capital losses, if available and appropriate.

[CAUTION LIGHT]

    TAXABLE INCOME. Although the Fund seeks to minimize taxable income and the realization of capital gains, the Fund may nevertheless receive taxable income and capital gains from time to time. Additionally, shareholders may owe taxes on capital gains realized, if any, upon redemption of Fund shares.

[CAUTION LIGHT]

    CHANGES IN LAWS. Actual or anticipated changes in federal tax laws that restrict or eliminate the tax-exempt status of securities of the type held by the Fund could result in increased price volatility of these securities. These changes in law could also reduce the tax-exempt securities available for investment by the Fund. Changes in law affecting the taxing and spending authority of a municipality that issued a tax-exempt security held by the Fund could affect the ability of the municipality to make payments of principal and interest on the security.

    BLUE CHIP STOCKS

    We will invest 41-49% of the Fund's assets in equity securities (common or preferred stocks) or securities convertible into equity securities for long-term growth.

     Q What are the characteristics of the equity securities in this category?

     A A blue chip stock is an equity security of a company that has a market capitalization of:

          * at least $500 million and is included in the list of companies that make up the Standard & Poor's 500 Composite Stock Price Index or the Dow Jones Industrial Average; or

          *   at least $1 billion.

     We may invest up to 5% of the Fund's total assets in blue chip stocks of foreign issuers or in American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), or similar forms of ownership interest in securities of foreign issuers that are traded on U.S. securities exchanges or in U.S. over-the-counter markets.

[CAUTION LIGHT]

     MARKET RISK. Because this Fund invests in equity securities, it is subject to market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of individual companies' operations. The stock market tends to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities tend to go up and down more than bonds.

    For additional information about other investments in which we may invest the Fund's assets, see Appendix A on page 22.

    Investment Restrictions

    The following restrictions may only be changed with shareholder approval:

    * The Fund may not invest more than 25% of its total assets in one industry.

    * The Fund may not invest more than 5% of its total assets in any one issuer or own more than 10% of the outstanding voting securities of any one issuer. This limitation does not apply to U.S. Government securities, and only applies to 75% of the Fund's total assets.

    * The Fund may borrow only for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets.

     You will find a complete listing of the precise investment restrictions in the Fund's Statement of Additional Information (SAI).

FUND MANAGEMENT

     The Board of Trustees of USAA Investment Trust (Trust) of which the Fund is a series, supervises the business affairs of the Trust. The Trust has retained us, USAA Investment Management Company, to serve as the manager and distributor of the Trust.

     We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. As of the date of this Prospectus, we had approximately $___ billion in total assets under management. Our mailing address is 9800 Fredericksburg Rd., San Antonio, TX 78288.

     We provide management services to the Fund. We are responsible for managing the Fund's portfolio (including placement of brokerage orders) and its business affairs, subject to the authority of and supervision by the Board of Trustees. For our services, the Fund pays us an annual fee. The fee, one-half of one percent (.50%) of average net asets for the fiscal year ended May 31, 1997, is accrued daily and paid monthly.

     We  also  provide  distribution   services  to  the  Fund  and  receive  no
     compensation for those services.

     Although our officers and employees, as well as those of the Trust, may engage in personal securities transactions, they are restricted by the procedures in a Joint Code of Ethics adopted by the Trust and us.

     Portfolio Transactions

     USAA Brokerage Services, our discount brokerage service, may execute purchases and sales of equity securities for the Fund's portfolio. The
     Board of Trustees has adopted procedures to ensure that any commissions paid to USAA Brokerage Services are reasonable and fair.

     Portfolio Managers

     The following individuals are primarily responsible for managing the Fund.

     John W. Saunders, Jr., Senior Vice President of Fixed Income Investments since October 1985, has been the Fund's asset allocation manager since its inception in January 1989. He has 28 years investment management experience and has worked for us for 27 years. Mr. Saunders earned the Chartered Financial Analyst (CFA) designation in 1976 and is a member of the Association for Investment Management and Research (AIMR) and the San Antonio Financial Analysts Society, Inc. (SAFAS). He holds a BS from Portland State University, Oregon.

[PICTURE]

John W. Saunders, Jr.
Asset Allocation Manager

[PICTURE]

Harry W. Miller
Blue Chip Stocks

     Harry W. Miller, Senior Vice President of Equity Investments since October 1987, has been a co-manager of the Fund since February 1995 and currently manages the Blue Chip Stocks category. Mr. Miller has 40 years of experience in investment management and has worked for us for 23 years. Mr. Miller earned the CFA designation in 1968 and is a member of the AIMR and SAFAS. He holds an MBA from the University of Southern California and a BS from Rider University, New Jersey.

     Kenneth E. Willmann, Vice President of Fixed Income Investments since December 1986, has been a co-manager of the Fund since January 1989 and currently manages the Tax-Exempt Bonds and Tax-Exempt Money Market Instruments categories. He has 23 years investment management experience and has worked for us for 20 years. Mr. Willmann earned the CFA designation in 1978 and is a member of the AIMR, SAFAS and the National Federation of Municipal Analysts (NFMA). He holds an MBA and a BA from the University of Texas.

[PICTURE]

Kenneth E. Willmann
Tax-Exempt Bonds and Tax-
Exempt Money Market Instruments

USING MUTUAL FUNDS IN AN ASSET ALLOCATION PROGRAM

     I. The Idea Behind Asset Allocation

     If you have money to invest and hear that stocks may be a good investment, is it a wise idea to use your entire savings to buy one stock? Most people wouldn't -- it would be fortunate if it works, but this strategy holds a great deal of risk. Surprising news could be reported tomorrow on your stock, and its price could soar or plummet.

     Careful investors understand this concept of risk and lower that risk by diversifying their holdings among a number of securities. That way bad news for one security may be counterbalanced by good news regarding other securities. But there is still a question of risk here. History tells us that stocks are generally more volatile than bonds and that long-term bonds are generally more volatile than short-term bonds. History also tells us that over many years investments having higher risks tend to have higher returns than investments that carry lower risks. From these observations comes the idea of asset allocation.

     Asset allocation is a concept that involves dividing your money among several different types of investments -- for example, stocks, bonds, and short-term investments such as money market instruments -- and keeping that allocation until your objectives or the financial markets significantly change. That way you're not pinning all your financial success on the fortunes of one kind of investment. Money spread across different investment categories can help you reduce market risk and likely will provide more stability to your total return.

     Asset allocation can work because different kinds of investments generally follow different up- and-down cycles. With a variety of investments in your portfolio, some are probably doing well, even when others are struggling.

     II.  Using Asset Allocation in an Investment Program

     Most investors understand the concept of diversification, but asset allocation goes beyond diversifying your portfolio; it's much more of an active process. You must evaluate your lifestyle, finances, circumstances, long- and short-term financial goals, and tolerance for investment risk. Once you have structured your allocation, you'll need to review it regularly since your objectives will change over time. Even though we do not charge sales loads or commissions, our sales representatives are always available to assist you in structuring and reviewing your investment portfolio.

     III.  USAA's Series of Asset Strategy Funds

     USAA's series of asset allocation funds, our Asset Strategy Funds, are designed for the long-term investor and are in line with our investment philosophy for investors, specifically "buy and hold for the long-term," and "don't try to time the market." As shown on the next page, each of USAA's Asset Strategy Funds has its own different mix of assets and objectives.

================================================================================
Fund                     Investment Objective                     Invests In
--------------------------------------------------------------------------------
Income           Seek high current return, with reduced        Bonds and stocks
Strategy Fund    risk over time, through an asset
                 allocation strategy which emphasizes
                 income and gives secondary emphasis to
                 long-term growth of capital.
--------------------------------------------------------------------------------
Growth and Tax   Seek a conservative balance between           Tax-exempt bonds,
Strategy Fund    income, the majority of which is              and blue chip
                 tax-exempt, and the potential for             stocks
                 long-term growth of capital to preserve
                 purchasing power.
--------------------------------------------------------------------------------
Balanced         Seek high total return, with reduced          Stocks and bonds
Strategy Fund    risk over time, through an asset
                 allocation strategy that seeks a
                 combination of long-term growth of
                 capital and current income.
--------------------------------------------------------------------------------
Cornerstone      Achieve a positive inflation-adjusted         Foreign & basic
Strategy Fund    rate of return and a reasonably stable        value stocks,
                 value of Fund shares.                         government
                                                               securities, real
                                                               estate stocks and
                                                               gold stocks
--------------------------------------------------------------------------------
Growth           Seek high total return, with reduced          Small & large cap
Strategy Fund    risk over time, through an asset              stocks, bonds,
                 allocation strategy which emphasizes          and international
                 capital appreciation and gives secondary      stocks
                 emphasis to income.
================================================================================

     For more complete information about the other USAA Asset Strategy Funds, including charges and expenses, call us for a Prospectus. Read it carefully before you invest or send money.

HOW TO INVEST

     PURCHASE OF SHARES

     OPENING AN ACCOUNT

     You may open an account and make an investment as described below by mail, bank wire, electronic funds transfer (EFT), phone or in person. A complete, signed application is required for each new account.

     TAX ID NUMBER

     Each shareholder named on the account must provide a social security number or tax identification number to avoid possible withholding requirements.

     EFFECTIVE DATE

     When you make a purchase,  your purchase  price will be the net asset value
     (NAV) per share next determined after the Fund receives your request in proper form as described below. The Fund's NAV is determined at the close of the regular trading session (generally 4:00 p.m. Eastern Time) of the NYSE each day the Exchange is open. If the Fund receives your request prior to that time, your purchase price will be the NAV per share determined for that day. If the Fund receives your request after the NAV per share is calculated, the purchase will be effective on the next business day. If you plan to purchase Fund shares with a foreign check, we suggest you convert your foreign check to U.S. dollars prior to investment in the Fund to avoid a potential delay in the effectiveness of your purchase of up to four to six weeks. Furthermore, a bank charge may be assessed in the clearing process, which will be deducted from the amount of the purchase.

     MINIMUM INVESTMENTS

     INITIAL PURCHASE        $3,000   or   if  you   elect   to   have  monthly
                             electronic investments of  at least $50 each, only
                             $100 is required to open an account. Employees of USAA, its affiliates, or subsidiaries may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

     ADDITIONAL PURCHASES    $50

     NOTE: This fund is not available for an IRA because the majority of its income is tax-exempt.

     HOW TO PURCHASE

     MAIL                  * To open an account, send your application and
                             check to:
                                 USAA Investment Management Company
                                 9800 Fredericksburg Rd., San Antonio, TX  78288
                           * To add to your  account,  send  your  check and the
                             "Invest by Mail" stub that accompanies your Fund's transaction confirmation to the Transfer Agent:
                                 USAA Shareholder Account Services
                                 9800 Fredericksburg Rd., San Antonio, TX  78288

     IN PERSON             * To open an account, bring your application and
                             check to:
                                 USAA Investment Management Company
                                 USAA Federal Savings Bank
                                 10750 Robert F. McDermott Freeway, San Antonio

     BANK                  * Instruct  your bank  (which may charge a fee
     WIRE                    for the  service) to wire the  specified  amount to
                             the Fund as follows:
                                 State Street Bank and Trust Company,
                                   Boston, MA  02101
                                 ABA#011000028
                                 Attn: USAA Growth and Tax Strategy Fund
                                 USAA AC-69384998
                                 Shareholder(s) Name(s)_________________
                                 Shareholder(s) Account Number________________

     ELECTRONIC            * Additional purchases on a regular basis can be
     FUNDS                   deducted from a bank account, paycheck, income-
     TRANSFER                producing investment or from a USAA money market
                             fund account. Sign up for these services when opening an account or call 1-800-531-8448 to add these services.

     PHONE                 * If you have an existing USAA account and would like
     1-800-531-8448          to open a new account or if you would like to
                             exchange to another USAA fund, call for
                             instructions. To open an account by phone, the new account must have the same registration as your existing account.

     REDEMPTION OF SHARES

     You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions will be effective on the day instructions are received in a manner as described below. However, if instructions are received after the NAV per share calculation (generally 4:00 p.m. Eastern Time), redemption will be effective on the next business day.

     Within seven days after the effective date of redemption, we will send you your money. Payment for redemption of shares purchased by EFT or check will not be disbursed until the EFT or check has cleared, which could take up to 15 days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay.

     In addition, the Trust may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances.

     HOW TO REDEEM

     WRITTEN, FAX          * Send your written instructions to:
     TELEGRAPH, OR               USAA Shareholder Account Services
     TELEPHONE                   9800 Fredericksburg Rd., San Antonio, TX  78288
                           * Send a  signed  fax to  1-800-292-8177,  or  send a
                             telegraph to USAA Shareholder Account Services.
                           * Call toll free 1-800-531-8448, in San Antonio,
                             456-7202.

     Telephone redemption is automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, we obtain the following information: (1) USAA number or account number, (2) the name(s) on the account registration, and (3) social security number or tax identification number for the account registration. In addition, we record all telephone communications with you and send confirmations of account transactions to the address of record. Redemption by telephone, fax, or telegraph is not available for shares represented by stock certificates.

IMPORTANT INFORMATION ABOUT PURCHASES AND REDEMPTIONS

     Investor's Guide to USAA Mutual Fund Services

     Upon your initial investment with us, you will receive the INVESTOR'S GUIDE to help you get the most out of your USAA mutual fund account and to help you in your role as an investor. In the INVESTOR'S GUIDE, you will find additional purchase information as well as more information on redemption of shares and methods of payment. You will also find in-depth information on automatic investment plans, shareholder statements and reports, and other useful information.

     Account Balance

     Beginning in September 1998, and occurring each September thereafter, USAA Shareholder Account Services (SAS), the Fund's transfer agent, will assess a small balance account fee of $12 to each shareholder account with a balance, at the time of assessment, of less than $2,000. The fee will reduce total transfer agency fees paid by the Fund to SAS. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) all (non IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (5) all IRA accounts (for the first year the account is open).

     Trust Rights

     The Trust reserves the right to:

     * reject purchase or exchange orders when in the best interest of the Trust;

     * limit or discontinue the offering of shares of any portfolio of the Trust without notice to the shareholders;

     * require a signature guarantee for purchases, redemptions, or changes in account information in those instances where the appropriateness of a signature authorization is in question. The SAI contains information on acceptable guarantors;

     *   redeem an account with less than $900, with certain limitations.


EXCHANGES

     Exchange Privilege

     The exchange privilege is automatic when you complete your application. You may exchange shares among Funds in the USAA Family of Funds, provided you do not hold these shares in stock certificate form and that the shares to be acquired are offered in your state of residence. The Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined after the exchange order is received. For federal income tax purposes, an exchange between Funds is a taxable event, and as such, you may realize a capital gain or loss.

     The   Fund   has   undertaken   certain   procedures   regarding  telephone
     transactions as described on page 17.

     Exchange Limitations, Excessive Trading

     To minimize Fund costs and to protect the Funds and their shareholders from unfair expense burdens, the Funds restrict excessive exchanges. The limit on exchanges out of any Fund in the USAA Family of Funds for each account is six per calendar year (except that there is no limitation on exchanges out of the Tax Exempt Short-Term Fund, Short-Term Bond Fund, or any of the money market funds in the USAA Family of Funds).

SHAREHOLDER INFORMATION

     Share Price Calculation

     The price at which shareholders purchase and redeem fund shares is equal to the net asset value (NAV) per share determined on the effective date of the purchase or redemption.

     When

     The Fund's NAV per share is calculated at the close of the regular trading session of the NYSE, which is usually 4:00 p.m. Eastern Time. You may buy and sell Fund shares at the NAV per share without a sales charge.

     How

     The NAV per share is calculated by adding the value of all securities and other assets in the Fund, deducting liabilities, and dividing by the number of shares outstanding.

     Dividends and Distributions

     The Fund pays net investment income dividends quarterly. Any net capital gains distribution usually occurs within 45 days of the May 31 fiscal year end which would be somewhere around the middle of July. The Fund will make additional payments to shareholders, if necessary, to avoid the imposition of any federal income or excise tax.

     All income dividends and capital gain distributions are automatically reinvested, unless we receive different instructions from you. The share price will be the NAV of the Fund shares computed on the ex-dividend date which is two business days before the quarter end. Any income dividends or capital gain distributions paid by the Fund will reduce the NAV per share by the amount of the dividend or distribution. These dividends and distributions are subject to taxes.

     We will invest any dividend or distribution payment returned to us in your account at the then-current NAV per share. Dividend and distribution checks become void six months from the date on the check. The amount of the voided check will be invested in your account at the then-current NAV per share.

     Federal Taxes

     This tax information is quite general and refers to the federal income tax provisions in effect as of the date of this Prospectus. We urge you to consult your own tax adviser about the status of distributions from the Fund in your own state and locality.

     FUND - The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, referred to as the Code. In compliance with the Code, the Fund will not be subject to federal income tax on its net investment income and net capital gains distributed to shareholders. Net capital gains are those gains in excess of capital losses.

     SHAREHOLDER - Dividends from taxable net investment income and distributions of net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends received deduction available to corporations.

     Regardless of the length of time the investor has held the Fund shares, distributions of net long-term capital gains are taxable as long-term capital gains whether received in cash or reinvested in additional shares.

     Redemptions, including exchanges, are subject to income tax, based on the difference between the cost of shares when purchased and the price received upon redemption or exchange.

     Distributions to shareholders derived from tax-exempt interest received by the Fund will be excluded from a shareholder's gross income for federal income tax purposes, provided the Fund meets certain requirements.

     IN CERTAIN INSTANCES TAX-EXEMPT INTEREST HAS TAX IMPLICATIONS.

     Although otherwise exempt from federal tax, tax-exempt interest from private activity bonds (for example, industrial development revenue bonds) issued after August 7, 1986, is treated as a tax preference item for purposes of the alternative minimum tax.

     For corporations, all tax-exempt interest will be considered in calculating the alternative minimum tax as part of the adjusted current earnings.

     Distributions of tax-exempt income are considered in computing the portion, if any, of Social Security and railroad retirement benefits subject to federal and, in some cases, state taxes.

     WITHHOLDING - Federal law requires the Fund to withhold and remit to the U.S. Treasury a portion of the income dividends and capital gain distributions and proceeds of redemptions paid to any non-corporate shareholder who:

     * fails to furnish the Fund with a correct  tax  identification  number,
     * underreports dividend or interest income,
     * fails to certify that he is not subject to withholding.

     To  avoid  this   withholding   requirement,   you  must  certify  on  your
     application, or on a separate Form W-9 supplied by the Fund's transfer agent, that your tax identification number is correct and that you are not currently subject to backup withholding.

     REPORTING - The Fund will report annually to its shareholders the federal tax status of dividends and distributions paid or declared by the Fund during the preceding calendar year including:

     * the portion of the dividends constituting interest on private activity bonds;
     * the percentage and source, on a state-by-state basis, of interest income earned on the tax-exempt securities, if any, held by the Fund during the preceding year.

DESCRIPTION OF SHARES

     The Fund is a series of USAA Investment Trust (Trust) and is diversified. The Trust is an open-end management investment company established as a business trust under the laws of the Commonwealth of Massachusetts. The Trust is authorized to issue an unlimited number of shares of beneficial interest of separate portfolios, each of which is commonly referred to as a mutual fund. There are 11 mutual funds in the Trust, including the Growth and Tax Strategy Fund.

     The Trust does not hold annual or regular meetings of shareholders and holds special meetings only as required by the Investment Company Act of 1940. The Trustees may fill vacancies on the Board or appoint new Trustees if the result is that at least two-thirds of the Trustees have still been elected by shareholders. Shareholders have one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset value of the shares. If a matter affects an individual fund in the Trust, there will be a separate vote of the shareholders of that specific fund. Shareholders collectively holding at least 10% of the outstanding shares of the Trust may request a shareholder meeting at any time for the purpose of voting to remove one or more of the Trustees. The Trust will assist communicating to other shareholders about the meeting.

                                   APPENDIX A

The following are descriptions of certain types of securities in which we may invest the Fund's assets:

WHEN-ISSUED SECURITIES
We may invest in new issues of debt securities offered on a when-issued basis.

* Delivery and payment take place after the date of the commitment to purchase, normally within 45 days. Both price and interest rate are fixed at the time of commitment.

*    The Fund does not earn interest on the securities until settlement, and the
     market  value  of  the  securities  may  fluctuate   between  purchase  and
     settlement.

*    Such securities can be sold before settlement date.

VARIABLE RATE SECURITIES
We may invest in securities that bear interest at rates which are adjusted periodically to market rates.

* These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by the Fund depending on the proportion of such securities held.

* The value of variable rate securities is less affected than fixed-coupon securities by changes in prevailing interest rates because of the periodic adjustment of their coupons to a market rate. The shorter the period between adjustments, the smaller the impact of interest rate fluctuations on the value of these securities.

* The market value of a variable rate security usually tends toward par (100% of face value) at interest rate adjustment time.

PUT BONDS
We may invest in tax-exempt securities (including securities with variable interest rates) which may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity (put bonds).

* Such securities will normally trade as if maturity is the earlier put date, even though stated maturity is longer. Under the Fund's portfolio allocation procedure, maturity for put bonds is deemed to be the date on which the put becomes exercisable.

ZERO COUPON BONDS
We may invest in zero coupon bonds.

* A zero coupon bond is a security that is sold at a deep discount from its face value, makes no periodic interest payments, and is redeemed at face value when it matures.

* The lump sum payment at maturity increases the price volatility of the zero coupon bond to changes in interest rates when compared to a bond that distributes a semiannual coupon payment.

* In calculating its dividend, the Fund records as income the daily amortization of the purchase discount.

MUNICIPAL LEASE OBLIGATIONS
We may invest in a variety of instruments commonly referred to as municipal lease obligations, including:

*    Leases
*    Installment purchase contracts
*    Certificates of participation in such leases and contracts

ILLIQUID SECURITIES
We may not invest more than 15% of the market value of the Fund's net assets in securities which are illiquid. Illiquid securities are those securities that cannot be disposed of in the ordinary course of business in seven days or less at approximately the value at which the Fund has valued the securities.

USAA FAMILY OF NO-LOAD MUTUAL FUNDS

     The USAA Family of No-Load Mutual Funds includes a variety of Funds, each with different objectives and policies. In combination, these Funds are designed to provide you with the opportunity to formulate your own investment program. You may exchange any shares you hold in any one USAA Fund for shares in any other USAA Fund. For more complete information about other Funds in the USAA Family of Funds, including charges and expenses, call us for a Prospectus. Read it carefully before you invest or send money.

           FUND
        TYPE/NAME                           VOLATILITY
===================================================================
     CAPITAL APPRECIATION
     Aggressive Growth                      Very high
     Emerging Markets 5                     Very high
     First Start Growth                     Moderate to high
     Gold 5                                 Very high
     Growth                                 Moderate to high
     Growth & Income                        Moderate
     International 5                        Moderate to high
     S&P 500 Index 1                        Moderate
     Science & Technology                   Very high
     World Growth 5                         Moderate to high

     ASSET ALLOCTION
     Balanced Strategy                      Moderate
     Cornerstone Strategy 5                 Moderate
     Growth and Tax Strategy 2              Moderate
     Growth Strategy 5                      Moderate to high
     Income Strategy                        Low to moderate

     INCOME--TAXABLE
     GNMA                                   Low to moderate
     Income                                 Moderate
     Income Stock                           Moderate
     Short-Term Bond                        Low

     INCOME--TAX EXEMPT
     Long-Term 2                            Moderate
     Intermediate-Term 2                    Low to moderate
     Short-Term 2                           Low
     State Bond/Income 2, 3                 Moderate

     MONEY MARKET
     Money Market 4                         Very low
     Tax Exempt Money Market 2, 4           Very low
     Treasury Money Market Trust 4          Very low
     State Money Market 2, 3, 4             Very low
===================================================================

1 S&P(R)IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC., AND HAS BEEN LICENSED
  FOR USE. THE PRODUCT IS NOT SPONSORED, SOLD OR PROMOTED BY STANDARD & POOR'S, AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE PRODUCT.

2 SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES.

3 CALIFORNIA,  FLORIDA,  NEW YORK, TEXAS, AND VIRGINIA FUNDS ARE OFFERED ONLY TO
  RESIDENTS OF THOSE STATES.

4 AN INVESTMENT IN A MONEY MARKET FUND IS NEITHER  INSURED NOR GUARANTEED BY THE
  U.S. GOVERNMENT AND THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1 PER SHARE.

5 FOREIGN   INVESTING  IS  SUBJECT  TO  ADDITIONAL   RISKS,   SUCH  AS  CURRENCY
  FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY.

24
                                     NOTES

                                     NOTES

                                     NOTES

If you would like more information about the Fund, you may call 1-800-531-8181 to request a free copy of the Fund's Statement of Additional Information (SAI), dated October 1, 1997, or the Fund's Annual Report for the year ended May 31, 1997. The SAI and the financial statements contained with the Fund's Annual Report have been filed with the Securities and Exchange Commission and are incorporated by reference into this Prospectus (meaning it is legally a part of the Prospectus).

                 Investment Adviser, Underwriter and Distributor
                       USAA Investment Management Company
                            9800 Fredericksburg Road
                            San Antonio, Texas 78288
                          -----------------------------

                                 Transfer Agent
                        USAA Shareholder Account Services
                            9800 Fredericksburg Road
                            San Antonio, Texas 78288
                          -----------------------------

                                    Custodian
                       State Street Bank and Trust Company
                                  P.O. Box 1713
                           Boston, Massachusetts 02105
                           --------------------------

                              Telephone Assistance
                          Call toll free - Central Time
                     Monday - Friday 8:00 a.m. to 8:00 p.m.
                        Saturdays 8:30 a.m. to 5:00 p.m.

                   For Additional Information on Mutual Funds
                    1-800-531-8181, (in San Antonio) 456-7211
                 For account servicing, exchanges or redemptions
                    1-800-531-8448, (in San Antonio) 456-7202

                        Recorded Mutual Fund Price Quotes
                        24-Hour Service (from any phone)
                    1-800-531-8066, (in San Antonio) 498-8066

                            Mutual Fund TouchLINE(R)
                          (from Touchtone phones only)
              For account balance, last transaction or fund prices:
                    1-800-531-8777, (in San Antonio) 498-8777

                                [USAA EAGLE LOGO]
                       USAA INVESTMENT MANAGEMENT COMPANY
                            9800 FREDERICKSBURG ROAD
                               SAN ANTONIO, TEXAS
                                      78288
                                                                    (recycled)
30238-0897            (C) 1997, USAA.  All rights reserved.       RECYCLED PAPER

                                     Part B

                   Statement of Additional Information for the

          Income Strategy, Growth and Tax Strategy, Balanced Strategy,
         Cornerstone Strategy, Growth Strategy, Emerging Markets, Gold,
              International, and World Growth Funds, GNMA Trust and
                           Treasury Money Market Trust

                               is included herein

[USAA EAGLE LOGO]


       USAA                                               STATEMENT OF
       INVESTMENT                                         ADDITIONAL INFORMATION
       TRUST                                              October 1, 1997



--------------------------------------------------------------------------------

                              USAA INVESTMENT TRUST


USAA INVESTMENT TRUST (the Trust) is a registered investment company offering shares of eleven no-load mutual funds which are described in this Statement of Additional Information (SAI): the Income Strategy Fund, Growth and Tax Strategy Fund, Balanced Strategy Fund, Cornerstone Strategy Fund, Growth Strategy Fund, Emerging Markets Fund, Gold Fund, International Fund, World Growth Fund, GNMA Trust, and Treasury Money Market Trust (collectively, the Funds). Each Fund is classified as diversified and has its own investment objective designed to meet different investment goals.

You may obtain a free copy of a Prospectus for each Fund dated October 1, 1997, by writing to USAA Investment Trust, 9800 Fredericksburg Rd., San Antonio, TX 78288, or by calling toll free 1-800-531-8181. The Prospectus provides the basic information you should know before investing in the Funds. This SAI is not a Prospectus and contains information in addition to and more detailed than that set forth in each Fund's Prospectus. It is intended to provide you with additional information regarding the activities and operations of the Trust and the Funds, and should be read in conjunction with each Fund's Prospectus.


--------------------------------------------------------------------------------


                                TABLE OF CONTENTS




        PAGE
           2    Valuation of Securities
           3    Conditions of Purchase and Redemption
           3    Additional Information Regarding Redemption of Shares
           4    Investment Plans
           5    Investment Policies
           8    Special Risk Considerations
           8    Investment Restrictions
          10    Portfolio Transactions
          13    Further Description of Shares
          14    Tax Considerations
          15    Trustees and Officers of the Trust
          18    The Trust's Manager
          19    General Information
          20    Calculation of Performance Data
          21    Appendix A - Long-Term and Short-Term Debt Ratings
          24    Appendix B - Comparison of Portfolio Performance
          27    Appendix C - Dollar-Cost Averaging

                             VALUATION OF SECURITIES

Shares of each Fund are offered on a continuing best efforts basis through USAA Investment Management Company (IMCO or the Manager). The offering price for shares of each Fund is equal to the current net asset value (NAV) per share. The NAV per share of each Fund is calculated by adding the value of all its portfolio securities and other assets, deducting its liabilities, and dividing by the number of shares outstanding.


     A Fund's NAV per share is calculated each day, Monday through Friday, except days on which the New York Stock Exchange (NYSE) is closed. The NYSE is currently scheduled to be closed on New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.


     The value of securities of the Income Strategy, Growth and Tax Strategy, Balanced Strategy, Cornerstone Strategy, Growth Strategy, Emerging Markets, Gold, International, and World Growth Funds and the GNMA Trust is determined by one or more of the following methods:


(1) Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the average of the bid and asked prices is generally used depending upon local custom or regulation.


(2) Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices at the time trading closes on the NYSE.

(3) Debt securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value. Repurchase agreements are valued at cost.

(4) Other debt and government securities are valued each business day by a pricing service (the Service) approved by the Board of Trustees. The
      Service uses the mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions.

(5) Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value using methods determined by the Manager under the general supervision of the Board of Trustees.

     Securities trading in foreign markets may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. The calculation of a Fund's NAV therefore may not take place contemporaneously with the determination of the prices of securities held by a Fund. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of normal trading on the NYSE on a day a Fund's NAV is calculated will not be reflected in a Fund's NAV, unless the Manager determines that the particular event would materially affect NAV. In such a case, the Fund's Manager, under the supervision of the Board of Trustees, will use all relevant available information to determine a fair value for the affected portfolio securities.

      The value of the Treasury Money Market Trust's securities is stated at amortized cost which approximates market value. This involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates. While this method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Trust would receive upon the sale of the instrument.

      The valuation of the Treasury Money Market Trust's portfolio instruments based upon their amortized cost is subject to the Fund's adherence to certain procedures and conditions. Consistent with regulatory requirements, the Manager will only purchase securities with remaining maturities of 397 days or less and will maintain a dollar-weighted average portfolio maturity of no more than 90 days. The Manager will invest only in securities that have been determined to present minimal credit risk and that satisfy the quality and diversification requirements of applicable rules and regulations of the Securities and Exchange Commission (SEC).

      The Board of Trustees has established procedures designed to stabilize the Treasury Money Market Trust's price per share, as computed for the purpose of sales and redemptions, at $1.00. There can be no assurance, however, that the Fund will at all times be able to maintain a constant $1.00 NAV per share. Such procedures include review of the Fund's holdings at such intervals as is deemed appropriate to determine whether the Fund's NAV calculated by using available market quotations deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event that it is determined that such a deviation exists, the Board of Trustees will take such corrective action as it regards as necessary and appropriate. Such action may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, or establishing a NAV per share by using available market quotations.



                      CONDITIONS OF PURCHASE AND REDEMPTION

NONPAYMENT

If any order to purchase shares is cancelled due to nonpayment or if the Trust does not receive good funds either by check or electronic funds transfer, the cancellation will be treated as a redemption of shares purchased, and you will be responsible for any resulting loss incurred by the Fund or the Manager. If you are a shareholder, shares can be redeemed from any of your account(s) as reimbursement for all losses. In addition, you may be prohibited or restricted from making future purchases in any of the USAA Family of Funds. A $15 fee is charged for all returned items, including checks and electronic funds transfers.

TRANSFER OF SHARES

Fund shares may be transferred to another person by sending written instructions to USAA Shareholder Account Services (Transfer Agent). The account must be clearly identified, and you must include the number of shares to be transferred, the signatures of all registered owners, and all stock certificates, if any, which are the subject of transfer. You also need to send written instructions signed by all registered owners and supporting documents to change an account registration due to events such as divorce, marriage, or death. If a new account needs to be established, an application must be completed and returned to the Transfer Agent.


              ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

The value of a shareholder's investment at the time of redemption may be more or less than the cost at purchase, depending on the value of the securities held in each Fund's portfolio. Requests for redemption which are subject to any special conditions, or which specify an effective date other than as provided herein, cannot be accepted. A gain or loss for tax purposes may be realized on the sale of shares, depending upon the price when redeemed.

      The Board of Trustees may cause the redemption of an account with a balance of less than $900, provided that (1) the value of such account has been reduced below the minimum initial investment required in such Fund at the time of the establishment of the account to less than $900 entirely for reasons other than market action, (2) the account has remained below the minimum initial investment for six months, and (3) 60 days' prior written notice of the proposed redemption has been sent to the shareholder. Shares will be redeemed at the NAV on the date fixed for redemption by the Board of Trustees. Prompt payment will be made by mail to the last known address of the shareholder.

      The Trust reserves the right to suspend the right of redemption or postpone the date of payment (1) for any periods during which the NYSE is closed, (2) when trading in the markets the Trust normally utilizes is restricted, or an emergency exists as determined by the SEC so that disposal of the Trust's investments or determination of its NAV is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for protection of the Trust's shareholders.


      For the mutual protection of the investor and the Funds, the Trust may require a signature guarantee. If required, EACH signature on the account registration must be guaranteed. Signature guarantees are acceptable from FDIC member banks, brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, government securities brokers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A signature guarantee for active duty military personnel stationed abroad may be provided by an officer of the United States Embassy or Consulate, a staff officer of the Judge Advocate General, or an individual's commanding officer.


REDEMPTION BY CHECK


Shareholders in the Treasury Money Market Trust may request that checks be issued for their accounts. Checks must be written in the amount of at least $250.


      Checks issued to shareholders of the Treasury Money Market Trust will be sent only to the person in whose name the account is registered and only to the address of record. The checks must be manually signed by the registered owner(s) exactly as the account is registered. For joint accounts the signature of either or both joint owners will be required on the check, according to the election made on the signature card. Dividends will continue to be earned by the shareholder until the shares are redeemed by the presentation of a check.

      When a check is presented to USAA Shareholder Account Services (Transfer Agent) for payment, a sufficient number of full and fractional shares in the investor's account will be redeemed to cover the amount of a check. If an investor's account is not adequate to cover the amount of a check, the check will be returned unpaid. Because the value of the account changes as dividends are accrued on a daily basis, checks may not be used to close an account.

     The Transfer Agent will return to the shareholder checks paid during the month by separate mail. The checkwriting privilege will be subject to the customary rules and regulations of State Street Bank and Trust Company (State Street Bank or the Custodian) governing checking accounts. There is no charge to the shareholder for the use of the checks or for subsequent reorders of checks.


      The Trust reserves the right to assess a processing fee against a shareholder's account for any redemption check not honored by a clearing or paying agent. Currently, this fee is $15 and is subject to change at any time. Some examples of such dishonor are improper endorsement, checks written for an amount less than the minimum check amount, and insufficient or uncollectible funds.

      The Trust, the Transfer Agent, and State Street Bank each reserve the right to change or suspend the checkwriting privilege upon 30 days' written notice to participating shareholders.


                                INVESTMENT PLANS

The following investment plans are made available by the Trust to shareholders of all the Funds. At the time you sign up for any of the following investment plans that utilize the electronic funds transfer service, you will choose the day of the month (the effective date) on which you would like to regularly purchase shares. When this day falls on a weekend or holiday, the electronic transfer will take place on the last business day before the effective date. You may terminate your participation in a plan at any time. Please call the Manager for details and necessary forms or applications.

AUTOMATIC PURCHASE OF SHARES

INVESTART(R) - a low initial investment purchase plan. With this plan the regular minimum initial investment amount is waived if you make an initial investment as low as $100 with subsequent monthly additions of at least $50 through electronic funds transfer from a checking or savings account.

INVESTRONIC(R) - the regular purchase of additional shares through electronic funds transfer from a checking or savings account. You may invest as little as $50 per month.


DIRECT PURCHASE SERVICE - the periodic purchase of shares through electronic funds transfer from an employer (including government allotments), an income-producing investment, or an account with a participating financial institution.


AUTOMATIC PURCHASE PLAN - the periodic transfer of funds from a USAA money market fund to purchase shares in another non-money market USAA mutual fund. There is a minimum investment required for this program of $5,000 in the money market fund, with a monthly transaction minimum of $50.

BUY/SELL SERVICE - the intermittent purchase or redemption of shares through electronic funds transfer to or from a checking or savings account.

      Participation in these automatic purchase plans will permit a shareholder to engage in dollar-cost averaging. For additional information concerning the benefits of dollar-cost averaging, see APPENDIX C.

SYSTEMATIC WITHDRAWAL PLAN

If a shareholder in a single investment account (accounts in different Funds cannot be aggregated for this purpose) owns shares having a NAV of $5,000 or more, the shareholder may request that enough shares to produce a fixed amount of money be liquidated from the account monthly or quarterly. The amount of each withdrawal must be at least $50. Using the electronic funds transfer service, shareholders may choose to have withdrawals electronically deposited at their bank or other financial institution. They may also elect to have checks mailed to a designated address.


      Such a plan may be initiated by depositing shares worth at least $5,000 with the Transfer Agent and by completing a Systematic Withdrawal Plan application, which may be requested from the Manager. The shareholder may terminate participation in the plan at any time. There is no charge to the shareholder for withdrawals under the Systematic Withdrawal Plan. The Trust will not bear any expenses in administering the plan beyond the regular transfer agent and custodian costs of issuing and redeeming shares. The Manager will bear any additional expenses of administering the plan.


      Withdrawals will be made by redeeming full and fractional shares on the date selected by the shareholder at the time the plan is established. Withdrawal payments made under this plan may exceed dividends and distributions and, to this extent, will involve the use of principal and could reduce the dollar value of a shareholder's investment and eventually exhaust the account. Reinvesting dividends and distributions helps replenish the account. Because share values and net investment income can fluctuate, shareholders should not expect withdrawals to be offset by rising income or share value gains.

      Each redemption of shares may result in a gain or loss, which must be reported on the shareholder's income tax return. Therefore, a shareholder should keep an accurate record of any gain or loss on each withdrawal.

TAX-DEFERRED RETIREMENT PLANS (NOT available in the Growth and Tax Strategy
Fund)

Federal taxes on current income may be deferred if an investor qualifies for certain types of retirement programs. For the convenience of the investor, the following plans are made available by the Manager: IRA (including SEP/IRA) and 403(b)(7) accounts. The minimum initial investment in each of these plans is $250 or minimum $100 with a minimum $50 monthly electronic investment. Subsequent investments of $50 or more per account may be made at any time. Investments may be made in one or any combination of the portfolios described in the Prospectus of each Fund of USAA Investment Trust and USAA Mutual Fund, Inc.


      Retirement plan applications for the IRA and 403(b)(7) programs should be sent directly to USAA Shareholder Account Services, 9800 Fredericksburg Rd., San Antonio, TX 78288. USAA Federal Savings Bank serves as Custodian of these tax-deferred retirement plans under the programs made available by the Manager. Applications for these retirement plans received by the Manager will be forwarded to the Custodian for acceptance.


      An administrative fee of $20 is deducted from the proceeds of a distribution closing an account. Exceptions to the fee are: partial distributions, total transfer within USAA, and distributions due to disability or death. This charge is subject to change as provided in the various agreements. There may be additional charges, as mutually agreed upon between the investor and the Custodian, for further services requested of the Custodian.

      Each employer or individual establishing a tax-deferred retirement plan is advised to consult with a tax adviser before establishing the plan. Detailed information about the plans may be obtained from the Manager.

                               INVESTMENT POLICIES


The section captioned INVESTMENT OBJECTIVE AND POLICIES in each Fund's Prospectus (INVESTMENT POLICIES AND RISKS in the Growth and Tax Strategy Fund Prospectus) describes the fundamental investment objective and the investment policies applicable to each Fund and the following is provided as additional information.


SECTION 4(2) COMMERCIAL PAPER AND RULE 144A SECURITIES

The Income Strategy, Balanced Strategy and Growth Strategy Funds may invest in commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (Section 4(2) Commercial Paper). Section 4(2) Commercial Paper is restricted as to disposition under the federal securities laws; therefore, any resale of Section 4(2) Commercial Paper must be effected in a transaction exempt from registration under the Securities Act of 1933. Section 4(2) Commercial Paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) Commercial Paper, thus providing liquidity.

      Each Fund, except the GNMA Trust and the Treasury Money Market Trust, may also purchase restricted securities eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the Securities Act of 1933 (Rule 144A Securities). Rule 144A provides a non-exclusive safe harbor from the registration requirements of the Securities Act of 1933 for resales of certain securities to institutional investors.

MUNICIPAL LEASE OBLIGATIONS

The Income Strategy, Balanced Strategy, Growth Strategy and Growth and Tax Strategy Funds may invest in municipal lease obligations, installment purchase contract obligations, and certificates of participation in such obligations (collectively, lease obligations). A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for the payments due under the lease obligation.

      Certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult.

LIQUIDITY DETERMINATIONS

The Board of Trustees has established guidelines pursuant to which Municipal Lease Obligations, Section 4(2) Commercial Paper and Rule 144A Securities, and certain restricted debt securities that are subject to unconditional put or demand features exercisable within seven days (Restricted Put Bonds) may be determined to be liquid for purposes of complying with the Funds' investment restriction applicable to investments in illiquid securities. In determining the liquidity of Municipal Lease Obligations, Section 4(2) Commercial Paper and Rule 144A Securities, the Manager will consider the following factors, among others, established by the Board of Trustees: (1) the frequency of trades and quotes for the security, (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (3) dealer undertakings to make a market in the security, and (4) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer. Additional factors considered by the Manager in determining the liquidity of a municipal lease obligation are:
(1) whether the lease obligation is of a size that will be attractive to institutional investors, (2) whether the lease obligation contains a non-appropriation clause and the likelihood that the obligor will fail to make an appropriation therefor, and (3) such other factors as the Manager may determine to be relevant to such determination. In determining the liquidity of Restricted Put Bonds, the Manager will evaluate the credit quality of the party (the Put Provider) issuing (or unconditionally guaranteeing performance on) the unconditional put or demand feature of the Restricted Put Bond. In evaluating the credit quality of the Put Provider, the Manager will consider all factors that it deems indicative of the capacity of the Put Provider to meet its obligations under the Restricted Put Bond based upon a review of the Put Provider's outstanding debt and financial statements and general economic conditions.

      Certain foreign securities (including Eurodollar obligations) may be eligible for resale pursuant to Rule 144A in the United States and may also trade without restriction in one or more foreign markets. Such securities may be determined to be liquid based upon these foreign markets without regard to their eligibility for resale pursuant to Rule 144A. In such cases, these securities will not be treated as Rule 144A securities for purposes of the liquidity guidelines established by the Board of Trustees and will not be considered "restricted securities" for purposes of a Fund's investment restriction.

CALCULATION OF MATURITY FOR FIXED INCOME SECURITIES

A fixed income security's maturity is typically determined on a stated final maturity basis, although there are some exceptions to the rule.

      If the issuer of the security has committed to take advantage of a maturity shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will be called, refunded, or redeemed will be considered to be its maturity date. Maturities of securities subject to sinking fund arrangements are determined on a weighted average life basis, which is the average time for principal to be repaid. The weighted average lives of these securities will be shorter than their stated final maturities. A security will be treated as having a maturity earlier than its stated maturity date if the security has technical features, such as a put or demand feature which, in the judgment of the Manager, will result in the security being valued in the market as though it has the earlier maturity.

LENDING OF SECURITIES

Each Fund may lend its securities. A lending policy may be authorized by the Trust's Board of Trustees and implemented by the Manager, but securities may be loaned only to qualified broker-dealers or institutional investors that agree to maintain cash collateral with the Trust equal at all times to at least 100% of the value of the loaned securities. The Trustees will establish procedures and monitor the creditworthiness of any institution or broker-dealer during such times as any loan is outstanding. The Trust will continue to receive interest on the loaned securities and will invest the cash collateral in short-term obligations of the U.S. Government or of its agencies or instrumentalities or in repurchase agreements, thereby earning additional interest.

      No loan of securities will be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of a Fund's total assets. The Trust may terminate such loans at any time.

FORWARD CURRENCY CONTRACTS

Each Fund, except the Growth and Tax Strategy, GNMA and Treasury Money Market Trusts, may enter into forward currency contracts in order to protect against uncertainty in the level of future foreign exchange rates. A forward contract involves an agreement to purchase or sell a specific currency at a specified future date or over a specified time period at a price set at the time of the contract. These contracts are usually traded directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged.

      The Funds may enter into forward currency contracts under two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into such a contract, a Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency from the date the security is purchased or sold to the date on which payment is made or received. Second, when management of a Fund believes that the currency of a specific country may deteriorate relative to the U.S. dollar, it may enter into a forward contract to sell that currency. A Fund may not hedge with respect to a particular currency for an amount greater than the aggregate market value

(determined at the time of making any sale of forward currency) of the securities held in its portfolio denominated or quoted in, or bearing a substantial correlation to, such currency.

      The use of forward contracts involves certain risks. The precise matching of contract amounts and the value of securities involved generally will not be possible since the future value of such securities in currencies more than likely will change between the date the contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment strategies. The Manager believes it is important, however, to have the flexibility to enter into such contracts when it determines it is in the best interest of the Funds to do so. It is impossible to forecast what the market value of portfolio securities will be at the expiration of a contract. Accordingly, it may be necessary for the Funds to purchase additional currency (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Funds are obligated to deliver, and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of currency the Funds are obligated to deliver. The Funds are not required to enter into such transactions and will not do so unless deemed appropriate by the Manager.

      Although the Funds value their assets each business day in terms of U.S. dollars, they do not intend to convert their foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

WHEN-ISSUED SECURITIES

Each Fund may invest in new issues of debt securities offered on a when-issued basis; that is, delivery of and payment for the securities take place after the date of the commitment to purchase, normally within 45 days. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A Fund may sell these securities before the settlement date if it is deemed advisable.

      Debt securities purchased on a when-issued basis are subject to changes in value in the same way that other debt securities held in the Funds' portfolios are; that is, both generally experience appreciation when interest rates decline and depreciation when interest rates rise. The value of such securities will also be affected by the public's perception of the creditworthiness of the issuer and anticipated changes in the level of interest rates. Purchasing securities on a when-issued basis involves a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. Cash or high-quality, liquid-debt securities equal to the amount of the when-issued commitments are segregated at the Fund's custodian bank. The segregated securities are valued at market, and daily adjustments are made to keep the value of the cash and segregated securities at least equal to the amount of such commitments by the Fund.

      On the settlement date of the when-issued securities, the Fund will meet its obligations from then available cash, sale of segregated securities, sale of other securities, or from sale of the when-issued securities themselves (which may have a value greater or less than the Trust's payment obligations). Sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains.

INVESTMENTS IN REAL ESTATE INVESTMENT TRUSTS (REITS)

Because the Income Strategy, Balanced Strategy, Cornerstone Strategy, Growth Strategy, and World Growth Funds may invest a portion of their assets in REITs, the Funds may also be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Furthermore, REITs are dependent upon specialized management skills of their managers and may have limited geographic diversification, thereby, subjecting them to risks inherent in financing a limited number of projects. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

PUT AND CALL OPTIONS, FINANCIAL FUTURES CONTRACTS, OPTIONS ON FINANCIAL FUTURES CONTRACTS

Although the GNMA Trust, Income Strategy, Balanced Strategy, Growth Strategy, and Emerging Funds are permitted to purchase and sell these contracts or options, the Funds have no current intention of doing so in the coming year and will not engage in such transactions without first notifying shareholders and supplying further information in each Fund's Prospectus.

TAX-EXEMPT SECURITIES

Tax-exempt securities generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair, or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets, and water and sewer works. Tax-exempt securities may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

      The two principal classifications of tax-exempt securities are "general obligations" and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Funds may also invest in tax-exempt private activity bonds, which in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. There are, of course, many variations in the terms of, and the security underlying tax-exempt securities. Short-term obligations issued by states, cities, municipalities or municipal agencies, include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes, and Short-Term Discount Notes.

      The yields of tax-exempt securities depend on, among other things, general money market conditions, conditions of the tax-exempt bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's Investors Service, Inc. (Moody's), Standard & Poor's Ratings Group (S&P), Fitch Investors Service, Inc. (Fitch), and Duff & Phelps Inc. represent their opinions of the quality of the securities rated by them, see APPENDIX A. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, coupon, and rating may have different yields, while securities of the same maturity and coupon but with different ratings may have the same yield. It will be the responsibility of the Manager to appraise independently the fundamental quality of the tax-exempt securities included in a Fund's portfolio.


                           SPECIAL RISK CONSIDERATIONS

CURRENCY EXCHANGE RATE FLUCTUATIONS

The Income Strategy, Balanced Strategy, Cornerstone Strategy, Growth Strategy, Emerging Markets, Gold, International, and World Growth Funds' assets may be invested in securities of foreign issuers. Any such investments will be made in compliance with U.S. and foreign currency restrictions, tax laws, and laws limiting the amount and types of foreign investments. Pursuit of the Funds' investment objectives will involve currencies of the United States and of foreign countries. Consequently, changes in exchange rates, currency convertibility, and repatriation requirements may favorably or adversely affect the Funds.

UNPREDICTABLE POLITICAL, ECONOMIC AND SOCIAL CONDITIONS

For the Income Strategy, Balanced Strategy, Cornerstone Strategy, Growth Strategy, Emerging Markets, Gold, International, and World Growth Funds, investing in securities of foreign issuers presents certain other risks not present in domestic investments, including different accounting, reporting, and disclosure requirements for foreign issuers, possible political or social instability, including policies of foreign governments which may affect their respective equity markets, and foreign taxation requirements including withholding taxes.

                             INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by the Trust for and are applicable to each Fund as stated. These restrictions may not be changed for any given Fund without approval by the lesser of (1) 67% or more of the voting securities present at a meeting of the Fund if more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (2) more than 50% of that Fund's outstanding voting securities. The investment restrictions of one Fund may thus be changed without affecting those of any other Fund.

      Under the restrictions, each of the Growth and Tax Strategy, Cornerstone Strategy, Gold, International, and World Growth Funds may not:

 (1) With respect to 75% of its total assets, purchase the securities of any issuer (except U.S. Government Securities, as such term is defined in the Investment Company Act of 1940, as amended (1940 Act)) if, as a result, the Fund would own more than 10% of the outstanding voting securities of such issuer or the Fund would have more than 5% of the value of its total assets invested in the securities of such issuer.

 (2) Borrow money, except for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).

 (3) Lend any securities or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that this limitation does not apply to purchases of debt securities or to repurchase agreements.

 (4) Underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities.

 (5) Purchase securities on margin or sell securities short, except that it may obtain such short-term credits as are necessary for the clearance of securities transactions.

 (6) Invest in put, call, straddle, or spread options or interests in oil, gas or other mineral exploration or development programs, except that it may purchase securities of issuers whose principal business activities fall within such areas in accordance with its investment objectives and policies.

 (7) Invest more than 2% of the market value of its total assets in marketable warrants to purchase common stock. Warrants initially attached to securities and acquired by a Fund upon original issuance thereof shall be deemed to be without value.

 (8) Purchase or sell real estate or partnership interests therein, except that the Cornerstone Strategy Fund may purchase securities secured by real estate interests or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein.

 (9)  Purchase or sell commodities or commodity contracts.

(10) Purchase securities of other open-end investment companies, except a Fund may invest up to 10% of the market value of its total assets in such securities through purchases in the open market involving only customary broker's commissions or in connection with a merger, consolidation, reorganization, or acquisition of assets approved by the shareholders.

(11) Invest more than 5% of the market value of its total assets in any closed-end investment company and will not hold more than 3% of the outstanding voting stock of any closed-end investment company.

(12) Change the nature of its business so as to cease to be an investment company.

(13)  Issue senior securities as defined in the 1940 Act, except as permitted by
      Section 18(f)(2) and rules thereunder.

      For purposes of restriction 8 above, interests in publicly traded Real Estate Investment Trusts (REITs) are not deemed to be real estate or partnership interests therein.

Each of the GNMA and Treasury Money Market Trusts may not:

 (1) With respect to 75% of its total assets, purchase the securities of any issuer (except U.S. Government Securities, as such term is defined in the 1940 Act) if, as a result, the Fund would own more than 10% of the outstanding voting securities of such issuer or the Fund would have more than 5% of the value of its total assets invested in the securities of such issuer.

 (2) Borrow money, except for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).

 (3) Lend any securities or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that this limitation does not apply to purchases of debt securities or to repurchase agreements.

 (4) Underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities.

 (5) Change the nature of its business so as to cease to be an investment company.

 (6)  Issue senior securities as defined in the 1940 Act, except as permitted by
      Section 18(f)(2) and rules thereunder.

 (7) Purchase or sell real estate, commodities or commodity contracts, except that the GNMA Trust may invest in financial futures contracts and options thereon.

 (8) Purchase any security if immediately after the purchase 25% or more of the value of its total assets will be invested in securities of issuers principally engaged in a particular industry (except that such limitation does not apply to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities).

The Emerging Markets Fund may not:

 (1) With respect to 75% of its total assets, purchase the securities of any issuer (except U.S. Government Securities, as such term is defined in the 1940 Act) if, as a result, it would own more than 10% of the outstanding voting securities of such issuer or it would have more than 5% of the value of its total assets invested in the securities of such issuer.

 (2) Borrow money, except that it may borrow money for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings), nor will it purchase securities when its borrowings exceed 5% of its total assets.

 (3) Concentrate its investments in any one industry although it may invest up to 25% of the value of its total assets in any one industry; provided, this limitation does not apply to securities issued or guaranteed by the U.S. Government or its corporate instrumentalities.

 (4)  Issue senior securities, except as permitted under the 1940 Act.

 (5) Underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities.

 (6) Lend any securities or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that this limitation does not apply to purchases of debt securities or to repurchase agreements.


 (7) Purchase or sell commodities, except that the Fund may invest in financial futures contracts, options thereon, and similar instruments.

 (8) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that the Fund may invest in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.


Each of the Income Strategy, Balanced Strategy, and Growth Strategy Funds may not:

 (1) With respect to 75% of its total assets, purchase the securities of any issuer (except U.S. Government Securities, as such term is defined in the 1940 Act) if, as a result, it would own more than 10% of the outstanding voting securities of such issuer or it would have more than 5% of the value of its total assets invested in the securities of such issuer.

 (2) Borrow money, except for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).

 (3) Concentrate its investments in any one industry although it may invest up to 25% of the value of its total assets in any one industry; provided, this limitation does not apply to securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities.

 (4)  Issue senior securities, except as permitted under the 1940 Act.

 (5) Underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities.

 (6) Lend any securities or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that this limitation does not apply to purchases of debt securities or to repurchase agreements.


 (7) Purchase or sell commodities, except that each Fund may invest in financial futures contracts, options thereon, and similar instruments.

 (8) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that each Fund may invest in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.


With respect to each Fund's concentration policies as described above and in its Prospectus, the Manager uses industry classifications for industries based on categories established by Standard & Poor's Corporation (S&P) for the Standard & Poor's 500 Composite Index, with certain modifications. Because the Manager has determined that certain categories within, or in addition to, those set forth by S&P have unique investment characteristics, additional industries are included as industry classifications. The Manager classifies municipal obligations by projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds or higher education revenue bonds. In addition, the Cornerstone Strategy Fund may not concentrate investments in any one industry, although it may invest up to 25% of the value of its total assets in one industry; the Basic Value Stocks, Foreign Stocks, and U.S. Government Securities investment categories are not considered industries for this purpose.

ADDITIONAL RESTRICTION


The following restriction is not considered to be a fundamental policy of the Funds. The Trust's Board of Trustees may change this additional restriction without notice to or approval by the shareholders.

      Under the additional restriction, each of the Funds may not:

 (1) Purchase any security while borrowings representing more than 5% of the Fund's total assets are outstanding.


                             PORTFOLIO TRANSACTIONS

The Manager, pursuant to the Advisory Agreement dated September 21, 1990, and subject to the general control of the Trust's Board of Trustees, places all orders for the purchase and sale of Fund securities. In executing portfolio transactions and selecting brokers and dealers, it is the Trust's policy to seek the best overall terms available. The Manager shall consider such factors as it deems relevant, including the breadth of the market in the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction or on a continuing basis. Securities purchased or sold in the over-the-counter market will be executed through principal market makers, except when, in the opinion of the Manager, better prices and execution are available elsewhere.

      In the allocation of brokerage business used to purchase securities for the Income Strategy, Growth and Tax Strategy, Balanced Strategy, Cornerstone Strategy, Growth Strategy, Emerging Markets, Gold, International, and World Growth Funds, preference may be given to those broker-dealers who provide research or other services to the Manager as long as there is no sacrifice in obtaining the best overall terms available. Such research and other services may include, for example: advice concerning the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and various functions incidental to effecting securities transactions, such as clearance and settlement. In return for such services, a Fund may pay to a broker a higher commission than may be charged by other brokers, provided that the Manager determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or of the overall responsibility of the Manager to the Funds and its other clients. The Manager continuously reviews the performance of the broker-dealers with whom it places orders for transactions. The receipt of research from broker-dealers that execute transactions on behalf of the Trust may be useful to the Manager in rendering investment management services to other clients (including affiliates of the Manager), and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Manager in carrying out its obligations to the Trust. While such research is available to and may be used by the Manager in providing investment advice to all its clients (including affiliates of the Manager), not all of such research may be used by the Manager for the benefit of the Trust. Such research and services will be in addition to and not in lieu of research and services provided by the Manager, and the expenses of the Manager will not necessarily be reduced by the receipt of such supplemental research. See THE TRUST'S MANAGER.

      Securities of the same issuer may be purchased, held, or sold at the same time by the Trust for any or all of its Funds, or other accounts or companies for which the Manager acts as the investment adviser (including affiliates of the Manager). On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Trust, as well as the Manager's other clients, the Manager, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the Trust with those to be sold or purchased for other customers in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such customers, including the Trust. In some instances, this procedure may impact the price and size of the position obtainable for the Trust.

      The Trust pays no brokerage commissions as such for debt securities. The market for such securities is typically a "dealer" market in which investment dealers buy and sell the securities for their own accounts, rather than for customers, and the price may reflect a dealer's mark-up or mark-down. In addition, some securities may be purchased directly from issuers.

BROKERAGE COMMISSION

During the last three fiscal years, the Funds paid the following brokerage fees:

     FUND                            1995              1996            1997
     ----                         ------------    ------------      -----------
   Income Strategy                    -            $    3,434*      $    2,820
   Growth and Tax Strategy        $   30,774       $   58,596       $   81,456
   Balanced Strategy                  -            $   16,908*      $   13,006
   Cornerstone Strategy           $1,278,398       $1,560,138       $1,428,772
   Growth Strategy                    -            $  104,911*      $  230,440
   Emerging Markets               $  140,877**     $  394,696       $  484,792
   Gold                           $  299,874       $  224,458       $  225,284
   International                  $1,422,707       $1,551,078       $  647,327
   World Growth                   $  599,043       $  709,486       $  558,990
---------------------
    *  For the nine-month period ended May 31, 1996.
   **  For the seven-month period ended May 31, 1995.

During the last three fiscal years, the Funds paid the following brokerage fees to USAA Brokerage Services, a discount brokerage service of the Manager:

     FUND                               1995              1996           1997**
     ----                           ------------     ------------    -----------
   Income Strategy                      -             $    216*      $       454
   Growth and Tax Strategy            $ 1,400         $    400       $    15,356
   Balanced Strategy                    -             $    632*      $     1,132
   Cornerstone Strategy               $ 2,120         $  4,000       $    11,878
   Growth Strategy                      -             $    556*      $    10,580
   Emerging Markets                     -                 -          $       240
   Gold                                 -                 -          $      -
   International                        -                 -          $      -
   World Growth                       $ 7,576         $    928       $     2,380
---------------------
    *  For the nine-month period ended May 31, 1996.
   **  These amounts are 16.10%,  18.85%,  8.7%,  .83%,  4.59%,  .05%, and .43%,
       respectively, of brokerage fees paid by each Fund.

For the year ended May 31, 1997, 16.07%,  11.57%, 7.79%, 2.36%, 7.59%, .22%, and
1.58%, of the aggregate dollar amounts of transactions involving the payment of commissions by the Income Strategy, Growth and Tax Strategy, Balanced Strategy, Cornerstone Strategy, Growth Strategy, Emerging Markets, and World Growth Funds, respectively, were effected through USAA Brokerage Services.

      The Manager directed a portion of the Funds' brokerage transactions to certain broker-dealers that provided the Manager with research, statistical and other information. Such transactions amounted to $755,255, $33,359,021, $3,768,476, $65,579,532, $25,198,552, $283,516, $2,154,238, and $12,833,895, and
the related brokerage commissions or underwriting commissions were $1,154, $46,750, $5,267, $87,403, $46,990, $850, $2,850 and $13,902 for the Income
Strategy, Growth and Tax Strategy, Balanced Strategy, Cornerstone Strategy, Growth Strategy, Emerging Markets, International and World Growth Funds, respectively, for the year ended May 31, 1997.


PORTFOLIO TURNOVER RATES

The rate of portfolio turnover in any of the Funds (other than the Treasury Money Market Trust) will not be a limiting factor when the Manager deems changes in a Fund's portfolio appropriate in view of its investment objective. Although no Fund will purchase or sell securities solely to achieve short-term trading profits, a Fund may sell portfolio securities without regard to the length of time held if consistent with the Fund's investment objective. A higher degree of equity portfolio activity will increase brokerage costs to a Fund. It is not anticipated that the portfolio turnover rates of the Income Strategy, Growth and Tax Strategy, Balanced Strategy, Cornerstone Strategy, Growth Strategy, Emerging Markets, Gold, International, and World Growth Funds or the GNMA Trust will exceed 100%.

      The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year. Short-term investments such as commercial paper and short-term U.S. Government securities are not considered when computer the turnover rate.

For the last two fiscal years, the Funds' portfolio turnover rates were as follows:


       FUND                                       1996             1997
       ----                                    ---------        -------
     Income Strategy                            78.60%*            64.71%
     Growth and Tax Strategy1                  202.55%            194.21%
     Balanced Strategy                          26.53%*            28.06%
     Cornerstone Strategy                       36.15%             35.14%
     Growth Strategy                            40.21%*            62.50%
     Emerging Markets                           87.98%             61.21%
     Gold                                       16.48%             26.40%
     International                              70.01%             46.03%
     World Growth                               60.97%             50.02%
     GNMA Trust                                127.77%**           77.82%
--------------------
    *  For the nine-month period ended May 31, 1996.
   ** The turnover rate was higher because the assets in the portfolio were repositioned in response to changing market conditions.
    1 The Fund may simultaneously purchase and sell the same securities. These transactions can be high in volume and dissimilar to other trade activity
       within  the  Fund.   If  these   transactions   were  excluded  from  the
       calculation, the portfolio turnover rate would be as follows:

                                                   YEAR ENDED MAY 31,
                                                   ------------------
                                               1996                1997
                                               ----                ----
       Portfolio turnover(%)                   61.98               52.97
       Purchases and sales of this type
       are as follows:
          Purchases (000)                   $192,239            $220,402
          Sales (000)                       $192,490            $220,683


                          FURTHER DESCRIPTION OF SHARES

The Trust is authorized to issue shares of beneficial interest in separate portfolios. Eleven such portfolios have been established which are described in this SAI. Under the First Amended and Restated Master Trust Agreement (Master Trust Agreement), dated June 2, 1995, as amended, the Board of Trustees is authorized to create new portfolios in addition to those already existing without the approval of the shareholders of the Trust. The Cornerstone Strategy and Gold Funds were established May 9, 1984, by the Board of Trustees and commenced public offering of their shares on August 15, 1984. The International Fund, established on November 4, 1987, commenced public offering of its shares on July 11, 1988. The Growth and Tax Strategy Fund was established on November 3, 1988, and commenced public offering of its shares on January 11, 1989. On November 7, 1990, the Board of Trustees established the GNMA Trust and Treasury Money Market Trust and commenced public offering of their shares on February 1, 1991. The World Growth Fund was established on July 21, 1992, and commenced public offering of its shares on October 1, 1992. The Emerging Markets Fund was established on September 7, 1994, and commenced public offering of its shares on November 7, 1994. The Income Strategy, Balanced Strategy, and Growth Strategy Funds were established on June 2, 1995, and commenced public offering of their shares on September 1, 1995.

      Each Fund's assets, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to each Fund. They constitute the underlying assets of each Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated on the basis of the Funds' relative net assets during the fiscal year or in such other manner as the Trustees determine to be fair and equitable. Each share of each Fund represents an equal proportionate interest in that Fund with every other share and is entitled to such dividends and distributions out of the net income and capital gains belonging to that Fund when declared by the Trustees. Upon liquidation of that Fund, shareholders are entitled to share pro rata in the net assets belonging to such Fund available for distribution.

      Under the Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meeting unless otherwise required by the 1940 Act. Under certain circumstances, however, shareholders may apply to the Trustees for shareholder information in order to obtain signatures to request a shareholder meeting. Moreover, pursuant to the Master Trust Agreement, any Trustee may be removed by the vote of two-thirds of the outstanding Trust shares and holders of 10% or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. On any matter submitted to the shareholders, the holder of any share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset values of the Funds' shares. However, on matters affecting an individual Fund, a separate vote of the shareholders of that Fund is required. For example, the Advisory Agreement must be approved separately by each Fund and only becomes effective with respect to a Fund when a majority of the outstanding voting securities of that Fund approves it. Shareholders of a Fund are not entitled to vote on any matter which does not affect that Fund but which requires a separate vote of another Fund. For example, a proposed change in the investment objectives of a particular Fund would require the affirmative vote of a majority of the outstanding voting securities of only that Fund.

      Shares do not have cumulative voting rights, which means that in situations in which shareholders elect Trustees, holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Board of Trustees, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.

      When issued, each Fund's shares are fully paid and nonassessable by the Trust, have no preemptive or subscription rights, and are fully transferable. There are no conversion rights.

                               TAX CONSIDERATIONS

TAXATION OF THE FUNDS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). Accordingly, each Fund will not be liable for federal income taxes on its taxable net investment income and net capital gains (capital gains in excess of capital losses) that are distributed to shareholders, provided that each Fund distributes at least 90% of its net investment income and net short-term capital gain for the taxable year.

      To qualify as a regulated investment company, a Fund must, among other things, (1) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies (the 90% test); (2) derive in each taxable year less than 30% of its gross income from the sale or other disposition of stock or securities, and certain options, futures contracts, forward contracts, and foreign currencies held for less than three months (the 30% test); and (3) satisfy certain diversification requirements, at the close of each quarter of the Fund's taxable year. In the case of the Growth and Tax Strategy Fund, in order to be entitled to pay exempt-interest dividends to shareholders, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's total assets must consist of obligations the interest of which is exempt from federal income tax. The Growth and Tax Strategy Fund intends to satisfy this requirement.

      The Code imposes a nondeductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount at least equal to the sum of (1) 98% of its taxable net investment income for the calendar year, (2) 98% of its capital gain net income for the twelve month period ending on October 31, and (3) any prior amounts not distributed. Each Fund intends to make such distributions as are necessary to avoid imposition of excise tax.

      The Income Strategy, Balanced Strategy, Cornerstone Strategy, Growth Strategy, Emerging Markets, Gold, International, and World Growth Funds' ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the Fund's income for purposes of the 90% test, the 30% test, and the distribution requirements of the Code, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules generally apply to investments in certain forward currency contracts, foreign currencies and debt securities denominated in foreign currencies, as well as certain other investments.

      If the Income Strategy, Balanced Strategy, Cornerstone Strategy, Growth Strategy, Emerging Markets, Gold, International, or World Growth Funds invest in an entity that is classified as a "passive foreign investment company" (PFIC) for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund. It is anticipated that any taxes on a Fund with respect to investments in PFICs would be insignificant.

TAXATION OF THE SHAREHOLDERS

Taxable distributions are generally included in a shareholder's gross income for the taxable year in which they are received. Dividends declared in October, November, or December and made payable to shareholders of record in such a month will be deemed to have been received on December 31, if a Fund pays the dividend during the following January. If a shareholder of a Fund receives a distribution taxable as long-term capital gain with respect to shares of a Fund and redeems or exchanges the shares before he has held them for more than six months, any loss on the redemption or exchange that is less than or equal to the amount of the distribution will be treated as long-term capital loss, except as noted below.

     In the case of the Growth and Tax Strategy Fund, if a shareholder receives an exempt-interest dividend with respect to any share and such share has been held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of such exempt-interest dividend. Shareholders who are recipients of Social Security benefits should be aware that exempt-interest dividends received from the Growth and Tax Strategy Fund are includible in their "modified adjusted gross income" for purposes of determining the amount of such Social Security benefits, if any, that are required to be included in their gross income.

      The Growth and Tax Strategy Fund may invest in private activity bonds. Interest on certain private activity bonds issued after August 7, 1986, is an item of tax preference for purposes of the Federal Alternative Minimum Tax
(AMT), although the interest continues to be excludable from gross income for other purposes. AMT is a supplemental tax designed to ensure that taxpayers pay at least a minimum amount of tax on their income, even if they make substantial use of certain tax deductions and exclusions (referred to as tax preference items). Interest from private activity bonds is one of the tax preference items that is added to income from other sources for the purposes of determining whether a taxpayer is subject to AMT and the amount of any tax to be paid.

      Opinions relating to the validity of the tax-exempt securities purchased for the Growth and Tax Strategy Fund and the exemption of interest thereon from federal income tax are rendered by recognized bond counsel to the issuers. Neither the Manager's nor the Fund's counsel makes any review of the basis of such opinions.

      The exemption of interest income for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. Shareholders of a Fund may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities of the state in which they are a resident, but generally are subject to tax on income derived from obligations of other jurisdictions. Shareholders should consult their tax advisers about the status of distributions from a Fund in their own states and localities.


                       TRUSTEES AND OFFICERS OF THE TRUST


The Board of Trustees of the Trust consists of seven Trustees. Set forth below are the Trustees and officers of the Trust, and their respective offices and principal occupations during the last five years. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Rd., San Antonio, TX 78288.


Robert G. Davis 1, 2
Trustee and Chairman of the Board of Trustees
Age: 50


President, Chief Executive Officer, Director and Vice Chairman of the Board of Directors of USAA Capital Corporation and several of its subsidiaries and affiliates (1/97-present); Director, Chairman, President, and Chief Executive Officer, USAA Financial Planning Network, Inc. (1/97-present); Director, Vice Chairman, Executive Vice President, and Chief Operating Officer, USAA Financial Planning Network, Inc. (9/96-1/97); Special Assistant to Chairman, United Services Automobile Association (USAA) (6/96-12/96); President and Chief Executive Officer, Banc One Credit Corporation (12/95-6/96); and President and Chief Executive Officer, Banc One Columbus, (8/91-12/95). Mr. Davis also serves as a Trustee and Chairman of the Board of Trustees of USAA State Tax-Free Trust and as a Director and Chairman of the Boards of Directors of USAA Investment Management Company (IMCO), USAA Mutual Fund, Inc., USAA Tax Exempt Fund, Inc., USAA Shareholder Account Services, USAA Federal Savings Bank and USAA Real Estate Company.

Michael J. C. Roth 1, 2
Trustee, President and Vice Chairman of the Board of Trustees
Age: 56

Chief Executive Officer, IMCO (10/93-present); President, Director and Vice Chairman of the Board of Directors, IMCO (1/90-present). Mr. Roth serves as President, Trustee and Vice Chairman of the Board of Trustees of USAA State Tax-Free Trust, as President, Director and Vice Chairman of the Boards of Directors of USAA Mutual Fund, Inc., USAA Tax Exempt Fund, Inc. and USAA Shareholder Account Services, as Director of USAA Life Insurance Company and as Trustee and Vice Chairman of USAA Life Investment Trust.

John W. Saunders, Jr. 1, 2, 4
Trustee and Vice President
Age: 62

Senior Vice President, Fixed Income Investments, IMCO (10/85-present). Mr. Saunders serves as a Trustee and Vice President of USAA State Tax-Free Trust, as a Director of IMCO, Director and Vice President of USAA Mutual Fund, Inc., and USAA Tax Exempt Fund, Inc., as Senior Vice President of USAA Shareholder Account Services, and as Vice President of USAA Life Investment Trust.

Barbara B. Dreeben 3, 4, 5
200 Patterson #1008
San Antonio, TX  78209
Trustee
Age: 52

President, Postal Addvantage (7/92-present); Consultant, Nancy Harkins Stationer (8/91-12/95). Mrs. Dreeben serves as a Trustee of USAA State Tax-Free Trust and as a Director of USAA Mutual Fund, Inc. and USAA Tax Exempt Fund, Inc.

Howard L. Freeman, Jr. 2, 3, 4, 5
2710 Hopeton
San Antonio, TX  78230
Trustee
Age: 62

Retired. Assistant General Manager for Finance, San Antonio City Public Service Board (1976-1996). Mr. Freeman serves as a Trustee of USAA State Tax-Free Trust and as a Director of USAA Mutual Fund, Inc. and USAA Tax Exempt Fund, Inc.

Robert L. Mason, Ph.D. 3, 4, 5
12823 Queens Forest
San Antonio, TX  78230
Trustee
Age: 51

Manager,    Statistical   Analysis   Section,   Southwest   Research   Institute
(8/75-present). Dr. Mason serves as a Trustee of USAA State Tax-Free Trust and as a Director of USAA Mutual Fund, Inc. and USAA Tax Exempt Fund, Inc.

Richard A. Zucker 3, 4, 5
407 Arch Bluff
San Antonio, TX  78216
Trustee
Age: 54

Vice President, Beldon Roofing and Remodeling (1985-present). Mr. Zucker serves as a Trustee of USAA State Tax-Free Trust and as a Director of USAA Mutual Fund, Inc. and USAA Tax Exempt Fund, Inc.

Michael D. Wagner 1
Secretary
Age: 49

Vice President, Corporate Counsel, USAA (1982-present). Mr. Wagner has held various positions in the legal department of USAA since 1970 and serves as Vice President, Secretary and Counsel, IMCO and USAA Shareholder Account Services; Secretary, USAA State Tax-Free Trust, USAA Mutual Fund, Inc., and USAA Tax Exempt Fund, Inc.; and as Vice President, Corporate Counsel, for various other USAA subsidiaries and affiliates.

Alex M. Ciccone 1
Assistant Secretary
Age: 47

Vice President, Compliance, IMCO (12/94-present); Vice President and Chief Operating Officer, Commonwealth Shareholder Services (6/94-11/94); and Vice President, Compliance, IMCO (12/91-5/94). Mr.

Ciccone serves as Assistant Secretary of USAA State Tax-Free Trust, USAA Mutual Fund, Inc. and USAA Tax Exempt Fund, Inc.

Sherron A. Kirk 1
Treasurer
Age: 52

Vice President, Controller, IMCO (10/92-present); Vice President, Corporate Financial Analysis, USAA (9/92- 10/92); Assistant Vice President, Financial Plans and Support, USAA (8/91-9/92). Mrs. Kirk serves as Treasurer of USAA State Tax-Free Trust, USAA Mutual Fund, Inc., and USAA Tax Exempt Fund, Inc., and as Vice President, Controller of USAA Shareholder Account Services.

Dean R. Pantzar 1
Assistant Treasurer
Age: 38

Executive Director, Mutual Fund Accounting, IMCO (10/95-present); Director, Mutual Fund Accounting, IMCO (12/94-10/95); Senior Manager, KPMG Peat Marwick LLP (7/88-12/94). Mr. Pantzar serves as Assistant Treasurer of USAA Mutual Fund, Inc., USAA State Tax-Free Trust, and USAA Tax Exempt Fund, Inc.


-------------
1 Indicates those Trustees and officers who are employees of the Manager or affiliated companies and are considered "interested persons" under the 1940 Act.
2  Member of Executive Committee
3  Member of Audit Committee
4  Member of Pricing and Investment Committee
5  Member of Corporate Governance Committee

      Between the meetings of the Board of Trustees and while the Board is not in session, the Executive Committee of the Board of Trustees has all the powers and may exercise all the duties of the Board of Trustees in the management of the business of the Trust which may be delegated to it by the Board. The Pricing and Investment Committee of the Board of Trustees acts upon various investment-related issues and other matters which have been delegated to it by the Board. The Audit Committee of the Board of Trustees reviews the financial statements and the auditor's reports and undertakes certain studies and analyses as directed by the Board. The Corporate Governance Committee of the Board of Trustees maintains oversight of the organization, performance, and effectiveness of the Board and independent Trustees.

      In addition to the previously listed Trustees and/or officers of the Trust who also serve as Directors and/or officers of the Manager, the following individuals are Directors and/or executive officers of the Manager: Harry W. Miller, Senior Vice President, Investments (Equity); Carl W. Shirley, Senior Vice President, Insurance Company Portfolios; and John J. Dallahan, Senior Vice President, Investment Services. There are no family relationships among the Trustees, officers and managerial level employees of the Trust or its Manager.


      The following table sets forth information describing the compensation of the current Trustees of the Trust for their services as Trustees for the fiscal year ended May 31, 1997.

 Name                               Aggregate             Total Compensation
  of                              Compensation              from the USAA
Trustee                          from the Trust          Family of Funds (b)
--------                         ---------------         -------------------
Robert G. Davis*                       None (a)                  None (a)
Barbara B. Dreeben                  $10,275                   $36,600
Howard L. Freeman, Jr.              $10,275                   $36,600
Robert L. Mason                     $ 4,791                   $17,000
Michael J.C. Roth                      None (a)                  None (a)
John W. Saunders, Jr.                  None (a)                  None (a)
Richard A. Zucker                   $10,275                   $36,600
----------------
* Effective December 1, 1996, Robert G. Davis replaced M. Staser Holcomb as Trustee and Chairman of the Board of Trustees.

(a) Robert G. Davis, Michael J.C. Roth, and John W. Saunders, Jr. are affiliated with the Trust's investment adviser, IMCO, and, accordingly, receive no remuneration from the Trust or any other Fund of the USAA Family of Funds.

(b) At May 31, 1997, the USAA Family of Funds consisted of four registered investment companies offering 33 individual funds. Each Trustee presently serves as a Trustee or Director of each investment company in the USAA Family of Funds. In addition, Michael J.C. Roth presently serves as a Trustee of USAA Life Investment Trust, a registered investment company advised by IMCO, consisting of seven funds offered to investors in a fixed and variable annuity contract with USAA Life Insurance Company. Mr. Roth receives no compensation as Trustee of USAA Life Investment Trust.

      All of the above Trustees are also Trustees/Directors of the other funds for which IMCO serves as investment adviser. No compensation is paid by any fund to any Trustee/Director who is a director, officer, or employee of IMCO or its affiliates. No pension or retirement benefits are accrued as part of fund expenses. The Trust also reimburses certain expenses of the Trustees who are not affiliated with the investment adviser. As of June 30, 1997, the officers and Trustees of the Trust and their families as a group owned beneficially or of record less than 1% of the outstanding shares of the Trust.

      As of June 30, 1997, USAA and its affiliates owned 502,387 shares (37.7%) of the Income Strategy Fund, 419,450 shares (14.6%) of the Balanced Strategy Fund, 5,153,800 shares (43.6%) of the Emerging Markets Fund, 6,111,511 shares (20.9%) of the of the International Fund, 395,221 shares (1.3%) of the GNMA Trust and no shares of the Growth and Tax Strategy Fund, Cornerstone Strategy Fund, Growth Strategy Fund, Gold Fund, World Growth Fund, and Treasury Money Market Trust.

      The Trust knows of no other persons who, as of June 30, 1997, held of record or owned beneficially 5% or more of the voting stock of any Fund's shares.


                               THE TRUST'S MANAGER

As described in each Fund's Prospectus, USAA Investment Management Company is the Manager and investment adviser, providing the services under the Advisory Agreement. The Manager, organized in May 1970, has served as investment adviser and underwriter for USAA Investment Trust from its inception.


      In addition to managing the Trust's assets, the Manager advises and manages the investments for USAA and its affiliated companies as well as those of USAA Mutual Fund, Inc., USAA Tax Exempt Fund, Inc., USAA State Tax-Free Trust, and USAA Life Investment Trust. As of the date of this SAI, total assets under management by the Manager were approximately $____ billion, of which approximately $____ billion were in mutual fund portfolios.


ADVISORY AGREEMENT


Under the Advisory Agreement, the Manager provides an investment program, carries out the investment policy and manages the portfolio assets for each Fund. The Manager is authorized, subject to the control of the Board of Trustees of the Trust, to determine the selection, amount, and time to buy or sell securities for each Fund. In addition to providing investment services, the Manager pays for office space, facilities, business equipment, and accounting services (in addition to those provided by the Custodian) for the Trust. The Manager compensates all personnel, officers, and Trustees of the Trust if such persons are also employees of the Manager or its affiliates. For these services under the Advisory Agreement, each Fund has agreed to pay the Manager a fee computed as described under MANAGEMENT OF THE TRUST in its Prospectus (FUND MANAGEMENT in the Growth and Tax Strategy Fund Prospectus). Management fees are computed and accrued daily and are payable monthly.


      Except for the services and facilities provided by the Manager, the Funds pay all other expenses incurred in their operations. Expenses for which the Funds are responsible include taxes (if any), brokerage commissions on portfolio transactions, expenses of issuance and redemption of shares, charges of transfer agents, custodians and dividend disbursing agents, costs of preparing and distributing proxy material, costs of printing and engraving stock certificates, auditing and legal expenses, certain expenses of registering and qualifying shares for sale, fees of Trustees who are not interested (not affiliated) persons of the Manager, costs of typesetting, printing and mailing the Prospectus, SAI and periodic reports to existing shareholders, and any other charges or fees not specifically enumerated. The Manager pays the cost of printing and mailing copies of the Prospectus, the SAI and reports to prospective shareholders.


      The Advisory Agreement will remain in effect until June 30, 1998, for each Fund and will continue in effect from year to year thereafter for each Fund as long as it is approved at least annually by a vote of the outstanding voting securities of such Fund (as defined by the 1940 Act) or by the Board of Trustees (on behalf of such Fund) including a majority of the Trustees who are not interested persons of the Manager or (otherwise than as Trustees) of the Trust, at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time by either the Trust or the Manager on 60 days' written notice. It will automatically terminate in the event of its assignment (as defined by the 1940 Act).

From time to time the Manager may, without prior notice to shareholders, waive all or any portion of fees or agree to reimburse expenses incurred by a Fund. The Manager has voluntarily agreed to continue to limit the annual expenses of the Treasury Money Market Trust to .375% and the Income Strategy and Balanced Strategy Funds to 1.00% and 1.25%, respectively, of its ANA until October 1, 1998, and will reimburse the

Funds for all expenses in excess of such limitation. After October 1, 1998, any such waiver or reimbursement may be terminated by the Manager at any time without prior notice to the shareholders.

For the last three fiscal years, management fees were as follows:

      FUND                              1995            1996            1997
      ----                         -----------     --------------   ------------
   Income Strategy                     -           $     34,662**   $    65,023
   Growth and Tax Strategy        $   646,528      $   728,915      $   852,055
   Balanced Strategy                   -           $     66,393**   $   190,093
   Cornerstone Strategy           $ 6,268,976      $ 7,072,915      $ 8,496,435
   Growth Strategy                     -           $    219,751**   $   990,525
   Emerging Markets               $    80,503*     $   308,963      $   600,181
   Gold                           $ 1,224,603      $ 1,170,207      $   996,721
   International                  $ 2,171,329      $ 2,730,374      $ 3,805,999
   World Growth                   $ 1,310,951      $ 1,708,489      $ 1,994,809
   GNMA Trust                     $   318,921      $   361,221      $   381,390
   Treasury Money Market Trust    $    59,980      $    94,427      $   105,420

As a result of the Funds' actual expenses exceeding an expense limitation, the Manager did not receive fees to which it would have been entitled as follows:

      FUND                              1995             1996            1997
      ----                          ------------     -----------      --------
   Income Strategy                      -            $   34,662**      $  66,382
   Balanced Strategy                    -            $   66,393**      $  37,577
   Emerging Markets                 $   8,091*            -                  -
   Treasury Money Market Trust      $  54,428        $   21,001        $  15,808
-------------
   *  For the seven-month period ended May 31, 1995.
  **  For the nine-month period ended May 31, 1996.


UNDERWRITER

The Trust has an agreement with the Manager for exclusive underwriting and distribution of the Funds' shares on a continuing best efforts basis. This agreement provides that the Manager will receive no fee or other compensation for such distribution services.

TRANSFER AGENT

The Transfer Agent performs transfer agent services for the Trust under a Transfer Agency Agreement. Services include maintenance of shareholder account records, handling of communications with shareholders, distribution of Fund dividends, and production of reports with respect to account activity for shareholders and the Trust. For its services under the Transfer Agency
Agreement, each Fund pays the Transfer Agent an annual fixed fee ranging from $23.50 to $26.00 per account. This fee is subject to change at any time.

      The fee to the Transfer Agent includes processing of all transactions and correspondence. Fees are billed on a monthly basis at the rate of one-twelfth of the annual fee. In addition, the Funds pay all out-of-pocket expenses of the Transfer Agent and other expenses which are incurred at the specific direction of the Trust.

                               GENERAL INFORMATION

CUSTODIAN

State Street Bank and Trust Company, P.O. Box 1713, Boston, MA 02105, is the Trust's Custodian. The Custodian is responsible for, among other things, safeguarding and controlling the Trust's cash and securities, handling the receipt and delivery of securities, and collecting interest on the Trust's investments. In addition, assets of the Income Strategy, Balanced Strategy, Cornerstone Strategy, Growth Strategy, Emerging Markets, Gold, International, and World Growth Funds may be held by certain foreign banks and foreign securities depositories as agents of the Custodian in accordance with the rules and regulations established by the SEC.

COUNSEL

Goodwin, Procter & Hoar LLP, Exchange Place, Boston, MA 02109, will review certain legal matters for the Trust in connection with the shares offered by the Prospectus.

INDEPENDENT AUDITORS

KPMG Peat Marwick LLP, 112 East Pecan, Suite 2400, San Antonio, TX 78205, is the Trust's independent auditor. In this capacity, the firm is responsible for auditing the annual financial statements of the Funds and reporting thereon.

FINANCIAL STATEMENTS


The financial statements for each of the Funds of USAA Investment Trust and the Independent Auditors' Reports thereon for the fiscal year ended May 31, 1997, are included in the Annual Reports to Shareholders of that date and are incorporated herein by reference. The Manager will deliver a copy of the Fund's Annual Report free of charge with each SAI requested.


                         CALCULATION OF PERFORMANCE DATA

Information regarding the total return and yield of each Fund is provided under PERFORMANCE INFORMATION in its Prospectus. See VALUATION OF SECURITIES herein for a discussion of the manner in which each Fund's price per share is calculated.

YIELD - TREASURY MONEY MARKET TRUST

When the Treasury Money Market Trust quotes a "current annualized" yield, it is based on a specified recent seven-calendar-day period. It is computed by (1) determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period, (2) dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base return, then (3) multiplying the base period return by 52.14 (365/7). The resulting yield figure is carried to the nearest hundredth of one percent.

      The calculation includes (1) the value of additional shares purchased with dividends on the original share, and dividends declared on both the original share and any such additional shares, and (2) any fees charged to all shareholder accounts, in proportion to the length of the base period and the Trust's average account size.

      The capital changes excluded from the calculation are realized capital gains and losses from the sale of securities and unrealized appreciation and depreciation. The Trust's effective (compounded) yield will be computed by dividing the seven-day annualized yield as defined above by 365, adding 1 to the quotient, raising the sum to the 365th power, and subtracting 1 from the result.

      Current and effective yields fluctuate daily and will vary with factors such as interest rates and the quality, length of maturities, and type of investments in the portfolio.


              Yield For 7-day Period ended 5/31/97 . . . . . 5.10%
         Effective Yield For 7-day Period ended 5/31/97 . . . . . 5.23%


YIELD - INCOME STRATEGY FUND, GROWTH AND TAX STRATEGY FUND AND GNMA TRUST

These Funds may advertise performance in terms of 30-day yield quotation. The 30-day yield quotation is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

          YIELD = 2 left [ left ({a-b} over cd + 1 right)^6 - 1 right]

   Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursement) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
              d  =  the  maximum offering price per share on the last day of the period


The 30-day yields for the period ended May 31, 1997, for the Income Strategy Fund, Growth and Tax Strategy Fund and GNMA Trust were 5.00%, 3.66% and 6.89%, respectively.


TAX EQUIVALENT YIELD

A tax-exempt mutual fund may provide more "take-home" income than a fully taxable mutual fund after paying taxes. Calculating a "tax equivalent yield" means converting a tax-exempt yield to a pretax equivalent so that a meaningful comparison can be made between a tax-exempt municipal fund and a fully taxable fund. Because the Growth and Tax Strategy Fund invests a significant percentage of its assets in tax-exempt securities, it may advertise performance in terms of a 30-day tax equivalent yield.

      To calculate a tax equivalent yield, an investor must know his federal marginal income tax rate. The tax equivalent yield for the Growth and Tax Strategy Fund is then computed by dividing that portion of the yield which is tax-exempt by the complement of the federal marginal tax rate and adding the product to that portion of the yield which is taxable. The complement, for example, of a federal marginal tax rate of 36.0% is 64.0%, that is (1.00-0.36=0.64).

                      Tax Equivalent Yield = (% Tax Exempt
             Income x 30-day Yield/ (1-Federal Marginal Tax Rate))
                       + (% Taxable Income x 30-day Yield)


      Based on a federal marginal tax rate of 36.0%, the tax equivalent yield for the Growth and Tax Strategy Fund for the period ended May 31, 1997, was 5.06%.


TOTAL RETURN

The Funds may advertise performance in terms of average annual total return for 1-, 5-, and 10-year periods, or for such lesser periods as any of such Funds have been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                 P(1 + T)N = ERV

     Where:     P  =  a hypothetical initial payment of $1,000
                T  =  average annual total return
                n  =  number of years
              ERV  =  ending  redeemable value  of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the year or period

The calculation assumes any charges are deducted from the initial $1,000 payment and assumes all dividends and distributions by such Fund are reinvested at the price stated in the Prospectus on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts.


                                       Average Annual Total Returns
                                         For Periods Ended 5/31/97

                                  1            5          10            From
    Fund                        year         years       years        Inception*
   ------                      -----         -----       -----        ----------
Income Strategy                13.59%          -           -           9.47%
Growth and Tax Strategy        14.21%        10.89%        -          10.29%
Balanced Strategy              19.26%          -           -          14.45%
Cornerstone Strategy           16.94%        13.38%       8.88%         -
Growth Strategy                 7.73%         -            -          19.82%
Emerging Markets                8.69%         -            -           8.72%
Gold                          (27.25%)        5.70%      (4.95%)        -
International                  16.72%        13.94%        -          11.25%
World Growth                   16.52%         -            -          14.68%
GNMA Trust                      9.23%         6.87%        -           7.55%


  * Data from inception is shown for Funds that are less than ten years old. Income Strategy, Balanced Strategy, and Growth Strategy Funds commenced operations on September 1, 1995. Growth and Tax Strategy Fund commenced operations on January 11, 1989. Emerging Markets Fund commenced operations on November 7, 1994. International Fund commenced operations on July 11, 1988. World Growth Fund commenced operations on October 1, 1992. GNMA Trust commenced operations on February 1, 1991.



               APPENDIX A - LONG-TERM AND SHORT TERM DEBT RATINGS

1.   LONG-TERM DEBT RATINGS

MOODY'S:


Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: THOSE BONDS IN THE AA, A, AND BAA GROUPS WHICH MOODY'S BELIEVES POSSESS THE STRONGEST INVESTMENT ATTRIBUTES ARE DESIGNATED BY THE SYMBOLS AA1, A1, AND BAA1.

A description of ratings Ba and below assigned to debt obligations by Moody's is included in Appendix A of the Emerging Markets Fund Prospectus.


S&P:


AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

PLUS (+) OR MINUS (-): THE RATINGS FROM AA TO BBB MAY BE MODIFIED BY THE ADDITION OF A PLUS OR MINUS SIGN TO SHOW RELATIVE STANDING WITHIN THE MAJOR RATING CATEGORIES.

A description of ratings BB and below assigned to debt obligations by S&P is included in Appendix A of the Emerging Markets Fund Prospectus.


FITCH:


AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.


BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.


PLUS (+) AND MINUS (-): PLUS AND MINUS SIGNS ARE USED WITH A RATING SYMBOL TO INDICATE THE RELATIVE POSITION OF A CREDIT WITHIN THE RATING CATEGORY. PLUS AND MINUS SIGNS, HOWEVER, ARE NOT USED IN THE AAA CATEGORY.


DUFF & PHELPS:


AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+      High credit quality. Protection factors are strong.  Risk is modest but
AA       may vary slightly from time to time because of economic conditions.
AA-

A+ Protection factors are average but adequate. However, risk factors are more variable and greater in A periods of economic stress.
A-

BBB+ Below average protection factors but still considered sufficient for prudent investment. Considerable BBB variability in risk during economic cycles. BBB-


2.   SHORT-TERM DEBT RATINGS

MOODY'S CORPORATE AND GOVERNMENT:

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:


  o   Leading market positions in well-established industries.
  o   High rates of return on funds employed.
  o Conservative capitalization structure with moderate reliance on debt and ample asset protection.
  o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
  o Well-established access to a range of financial markets and assured sources of alternate liquidity.


Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

MOODY'S MUNICIPAL:

MIG 1/VMIG 1      This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.

MIG 2/VMIG 2      This designation  denotes high quality.  Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3      This  designation  denotes  favorable  quality.  All  security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4      This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

S&P CORPORATE AND GOVERNMENT:


A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.


S&P MUNICIPAL:


SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2     Satisfactory  capacity  to  pay  principal  and  interest,   with  some
         vulnerability to adverse financial and economic changes over the term of the notes.


FITCH:


F-1+ Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.


F-2 Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issuers assigned F-1+ and F-1 ratings.

F-3 Fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.


DUFF & PHELPS:


D-1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good.
         Risk factors are small.

D-3      Satisfactory liquidity and other protection factors qualify issue as to
         investment   grade.  Risk  factors  are  larger  and  subject  to  more variation. Nevertheless, timely payment is expected.


                APPENDIX B - COMPARISON OF PORTFOLIO PERFORMANCE

Occasionally, we may make comparisons in advertising and sales literature between the Funds contained in this SAI and other Funds in the USAA Family of Funds. These comparisons may include such topics as risk and reward, investment objectives, investment strategies, and performance.

      Fund performance may be compared to the performance of broad groups of mutual funds with similar investment goals or unmanaged indexes of comparable securities. Evaluations of Fund performance made by independent sources may also be used in advertisements concerning the Fund, including reprints of, or selections from, editorials or articles about the Fund. The Fund or its performance may also be compared to products and services not constituting securities subject to registration under the Securities Act of 1933 such as, but not limited to, certificates of deposit and money market accounts. Sources for performance information and articles about the Fund may include the following:

AAII JOURNAL, a monthly association magazine for members of the American Association of Individual Investors.

ARIZONA REPUBLIC, a newspaper which may cover financial and investment news.

AUSTIN AMERICAN-STATESMAN, a newspaper which may cover financial news.

BARRON'S, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

BUSINESS WEEK, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds.

CHICAGO TRIBUNE, a newspaper which may cover financial news.

CONSUMER REPORTS, a monthly magazine which from time to time reports on companies in the mutual fund industry.

DALLAS MORNING NEWS, a newspaper which may cover financial news.

DENVER POST, a newspaper which may quote financial news.

FINANCIAL SERVICES WEEK, a weekly newspaper which covers financial news.

FINANCIAL PLANNING, a monthly magazine that periodically features companies in the mutual fund industry.

FINANCIAL WORLD, a monthly magazine which may periodically review mutual fund companies.

FORBES,  a  national  business   publication  that   periodically   reports  the
performance of companies in the mutual fund industry.

FORTUNE, a national business publication that periodically rates the performance of a variety of mutual funds.

FUND ACTION, a mutual fund news report.

HOUSTON CHRONICLE, a newspaper which may cover financial news.

HOUSTON POST, a newspaper which may cover financial news.

IBC/DONOGHUE'S MONEYLETTER, a biweekly newsletter which covers financial news and from time to time rates specific mutual funds.

INCOME AND SAFETY, a monthly newsletter that rates mutual funds.

INVESTECH, a bimonthly investment newsletter.

INVESTMENT ADVISOR, a monthly publication directed primarily to the advisor community; includes ranking of mutual funds using a proprietary methodology.

INVESTMENT  COMPANY  INSTITUTE,   the  national   association  of  the  American
investment company industry.

INVESTOR'S BUSINESS DAILY, a newspaper which covers financial news.

KIPLINGER'S PERSONAL FINANCE MAGAZINE, a monthly investment advisory publication that periodically features the performance of a variety of securities.

LIPPER ANALYTICAL SERVICES, INC.'S FIXED INCOME FUND PERFORMANCE ANALYSIS, a monthly publication of industry-wide mutual fund performance averages by type of fund.

LIPPER ANALYTICAL SERVICES, INC.'S MUTUAL FUND PERFORMANCE ANALYSIS, a weekly and quarterly publication of industry-wide mutual fund performance averages by type of fund.

LOS ANGELES TIMES, a newspaper which may cover financial news.

LOUIS RUKEYSER'S WALL STREET, a publication for investors.

MEDICAL ECONOMICS, a monthly magazine providing information to the medical profession.

MONEY, a monthly magazine that features the performance of both specific funds and the mutual fund industry as a whole.

MORNINGSTAR 5 STAR INVESTOR, a monthly newsletter which covers financial news and rates mutual funds produced by Morningstar, Inc. (a data service which tracks open-end mutual funds).

MUTUAL FUND FORECASTER, a monthly newsletter that ranks mutual funds.

MUTUAL FUND INVESTING, a newsletter covering mutual funds.

MUTUAL FUND PERFORMANCE REPORT, a monthly publication of mutual fund performance and rankings, produced by Morningstar, Inc.

MUTUAL FUNDS MAGAZINE, a monthly publication reporting on mutual fund investing.

MUTUAL FUND SOURCE BOOK, an annual publication produced by Morningstar, Inc. which describes and rates mutual funds.

MUTUAL  FUND  VALUES,  a  biweekly  guidebook  to  mutual  funds,   produced  by
Morningstar, Inc.

NEWSWEEK, a national business weekly.

NEW YORK TIMES, a newspaper which may cover financial news.

NO LOAD FUND INVESTOR, a newsletter covering companies in the mutual fund industry.

PERSONAL INVESTOR, a monthly magazine which from time to time features mutual fund companies and the mutual fund industry.

SAN ANTONIO BUSINESS JOURNAL, a weekly newspaper that periodically covers mutual fund companies as well as financial news.

SAN ANTONIO EXPRESS-NEWS, a newspaper which may cover financial news.

SAN FRANCISCO CHRONICLE, a newspaper which may cover financial news.

SMART MONEY, a monthly magazine featuring news and articles on investing and mutual funds.

USA TODAY, a newspaper which may cover financial news.

U.S. NEWS AND WORLD REPORT, a national business weekly that periodically reports on mutual fund
performance data.

WALL STREET JOURNAL, a Dow Jones and Company, Inc. newspaper which covers financial news.

WASHINGTON POST, a newspaper which may cover financial news.

WEISENBERGER MUTUAL FUNDS INVESTMENT REPORT, a monthly newsletter that reports on both specific mutual fund companies and the mutual fund industry as a whole.

WORLD MONITOR, The Christian Science Monitor Monthly.

WORTH, a magazine which covers financial and investment subjects including mutual funds.

YOUR MONEY, a monthly magazine directed toward the novice investor.

      In addition, the Cornerstone Strategy, Growth Strategy, Emerging Markets, Gold, International, and World Growth Funds may be cited for performance information and articles in INTERNATIONAL REPORTS, a publication providing insights on world financial markets and economics.

      The GNMA and Treasury Money Market Trusts may be cited in:

THE BOND BUYER, a daily newspaper which covers bond market news.

IBC/DONOGHUE'S MONEY FUND REPORT, a weekly publication of the Donoghue Organization, Inc., reporting on the performance of the nation's money market funds, summarizing money market fund activity, and including certain averages as performance benchmarks, specifically "Donoghue's Taxable 100% U.S. Treasury Money Fund Average."

IBC'S MONEY MARKET INSIGHT, a monthly money market industry analysis prepared by IBC USA, Inc.

      In addition to the sources above, performance of our Funds may also be tracked by Lipper Analytical Services, Inc. and Morningstar, Inc. A Fund will be compared to Lipper's or Morningstar's appropriate fund category according to its objective and portfolio holdings. The Cornerstone Strategy Fund will be compared to funds in Lipper's global flexible portfolio fund category, the Gold Fund to funds in Lipper's gold oriented fund category, the International Fund to Lipper's international fund category, the Growth and Tax Strategy Fund and the Balanced Strategy Fund to Lipper's and Morningstar's balanced fund categories, the Growth Strategy Fund to Lipper's flexible portfolio fund category and to Morningstar's asset allocation fund category, the Income Strategy Fund to Lipper's general bond funds category and to Morningstar's asset allocation fund category, the World Growth Fund to Lipper's global fund category, the Treasury Money Market Trust to Lipper's short-term U.S. Government funds category, the GNMA Trust to Lipper's GNMA funds category, and the Emerging Markets Fund to Lipper's emerging markets fund category. Footnotes in advertisements and other sales literature will include the time period applicable for any rankings used.

      For comparative purposes, unmanaged indexes of comparable securities or economic data may be cited. Examples include the following:

- Bond Buyer Indices, indices of debt of varying maturities including revenue bonds, general obligation bonds, and U.S. Treasury bonds which can be found in THE BOND BUYER.

- Consumer Price Index, a measure of U.S. inflation in prices on consumer goods.

- Financial Times Gold Mines Index, an index that includes gold mining companies if they: a) have sustainable, attributable gold production of at least 300,000 ounces a year; b) draw at least 75% of revenue from mined gold sales; and c) have at least 10% of their capital available to the investing public.

- Ibbotson Associates, Inc., Stocks, Bonds, Bills, and Inflation Yearbook.

- IFC Investable Index (IFCI) and IFC Global Index (IFCG), premier benchmarks for international investors. Both index series cover 25 discrete markets, regional indexes, and a composite index, providing the most accurate representation of the emerging markets universe available.

- Lehman Brothers Inc. GNMA 30 Year Index.

- Lehman Brothers Municipal Bond Index, a total return performance benchmark for the long-term investment grade tax-exempt bond market.

- London Gold, a traditional index that prices London gold.

- London Gold PM Fix Price, the evening gold prices as set by London dealers.

- Morgan Stanley Capital Index (MSCI) - EAFE, an unmanaged index which reflects the movements of stock markets in Europe, Australia, and the Far East by representing a broad selection of domestically listed companies within each market.

- Morgan  Stanley  Capital  Index  (MSCI) - World,  an   unmanaged  index  which
reflects the movements of world stock markets by representing a broad selection of domestically listed companies within each market.

- NAREIT Equity Index (National Association of Real Estate Investment Trusts, Inc.), a broad based listing of all tax-qualified REITs (only common shares issued by the REIT) listed on the NYSE, American Stock Exchange and NASDAQ.

- Philadelphia Gold/Silver Index (XAU), an index representing nine holdings in the gold and silver sector.

- S&P 500 Index, a broadbased composite unmanaged index that represents the average performance of a group of 500 widely held, publicly traded stocks.

- Shearson Lehman Hutton Bond Indices - indices of fixed-rate debt issues rated investment grade or higher which can be found in the BOND MARKET REPORT.

      Other sources for total return and other performance data which may be used by a Fund or by those publications listed previously are Schabaker Investment Management, and Investment Company Data, Inc. These are services that collect and compile data on mutual fund companies.

                       APPENDIX C - DOLLAR-COST AVERAGING

Dollar-cost averaging is a systematic investing method which can be used by investors as a disciplined technique for investing. A fixed amount of money is invested in a security (such as a stock or mutual fund) on a regular basis over a period of time, regardless of whether securities markets are moving up or down.

      This practice reduces average share costs to the investor who acquires more shares in periods of lower securities prices and fewer shares in periods of higher prices.

      While dollar-cost averaging does not assure a profit or protect against loss in declining markets, this investment strategy is an effective way to help calm the effect of fluctuations in the financial markets. Systematic investing involves continuous investment in securities regardless of fluctuating price levels of such securities. Investors should consider their financial ability to continue purchases through periods of low and high price levels.

      As the following chart illustrates, dollar-cost averaging tends to keep the overall cost of shares lower. This example is for illustration only, and different trends would result in different average costs.

                         HOW DOLLAR-COST AVERAGING WORKS

                      $100 INVESTED REGULARLY FOR 5 PERIODS

                                  MARKET TREND
--------------------------------------------------------------------------------

                    Down                   Up                     Mixed
              ------------------------------------------------------------------
              Share    Shares         Share    Shares        Share     Shares
 Investment   Price    Purchased      Price    Purchased     Price     Purchased
              ------------------      ------------------     -------------------
   $100         10        10            6       16.67          10        10
    100          9        11.1          7       14.29           9        11.1
    100          8        12.5          7       14.29           8        12.5
    100          8        12.5          9       11.1            9        11.1
    100          6        16.67        10       10             10        10

    ----         --       ----         --       ----           ---       ---
   $500       ***41       62.77     ***39       66.35        ***46        54.7
           *Avg. Cost:    $7.97     *Avg. Cost: $7.54        *Avg. Cost: $9.14
                          -----                 -----                    -----
       **Avg. Price:      $8.20    **Avg. Price:$7.80       **Avg. Price:$9.20
                          -----                 -----                    -----


  * Average Cost is the total amount invested divided by number of shares purchased.


 ** Average Price is the sum of the prices paid divided by number of purchases. *** Cumulative total of share prices used to compute average prices.

06088-1097

                              USAA INVESTMENT TRUST


PART C.       OTHER INFORMATION
              -----------------

Item 24.      FINANCIAL STATEMENTS AND EXHIBITS

        (a)   Financial Statements:

              Financial  Statements  included in Parts A and B  (Prospectus  and
              Statement  of  Additional   Information)   of  this   Registration
              Statement:


                  Financial Statements and Independent Auditors' Report are incorporated by reference to the USAA Growth and Tax Strategy Fund's Annual Report to Shareholders for the fiscal year ended May 31, 1997.


        (b)   Exhibits:

Exhibit No.       Description of Exhibits
----------        -----------------------

       1  (a)     First  Amended  and  Restated  Master Trust Agreement, June 2,
                   1995 (1)
          (b)     Amendment No. 1 dated July 12, 1995 (2)

       2          By-laws, as amended January 18, 1994 (1)

       3          Voting trust agreement - Not Applicable

       4          Specimen certificates for shares of
          (a)     Cornerstone Strategy Fund (2)
          (b)     Gold Fund (2)
          (c)     International Fund (2)
          (d)     Growth and Tax Strategy Fund (2)
          (e)     GNMA Trust (2)
          (f)     Treasury Money Market Trust (2)
          (g)     World Growth Fund (2)
          (h)     Emerging Markets Fund (2)
          (i)     Balanced Strategy Fund (2)
          (j)     Growth Strategy Fund (2)
          (k)     Income Strategy Fund (2)

       5  (a)     Advisory Agreement dated September 21, 1990 (1)
          (b)     Letter Agreement dated January 24, 1991 adding GNMA Trust
                   and Treasury Money Market Trust (1)
          (c)     Letter Agreement dated July 21, 1992 adding World Growth Fund
                   (1)
          (d) Letter Agreement dated September 7, 1994 adding Emerging Markets Fund (1)
          (e) Letter Agreement dated September 1, 1995 adding Balanced Strategy, Growth Strategy and Income Strategy Funds (2)

       6  (a)     Underwriting Agreement dated July 9, 1990 (2)
          (b) Letter Agreement dated January 24,1991 adding GNMA Trust and Treasury Money Market Trust (2)
          (c)     Letter  Agreement dated July 21, 1992 adding  World Growth
                   Fund (2)
          (d) Letter Agreement dated September 7, 1994 adding Emerging Markets Fund (2)
          (e) Letter Agreement dated September 1, 1995 adding Balanced Strategy, Growth Strategy and Income Strategy Funds (2)

       7          Not Applicable

Exhibit No.       Description of Exhibits
----------        -----------------------


       8  (a)     Custodian Agreement dated July 27, 1984 (2)
          (b)     Amendment to Custodian Contract dated May 13, 1985 (2)
          (c)     Amendment to Custodian Contract dated May 1, 1986 (2)
          (d)     Amendment to Amendment to Custodian Contract dated May 1,
                   1986 (2)
          (e)     Amendment to the Custodian Agreement dated November 3, 1988
                   (2)
          (f)     Letter Agreement dated May 26, 1988 adding International Fund
                   (2)
          (g) Letter Agreement dated January 3, 1989 adding Growth and Tax Strategy Fund (2)
          (h) Letter Agreement dated January 24, 1991 adding GNMA Trust and Treasury Money Market Trust (2)
          (i)     Letter Agreement dated July 21, 1992 adding World Growth
                   Fund (2)
          (j) Letter Agreement dated September 7, 1994 adding Emerging Markets Fund (2)
          (k) Letter Agreement dated September 1, 1995 adding Balanced Strategy, Growth Strategy and Income Strategy Funds (2)
          (l)     Subcustodian Agreement dated March 24, 1994 (4)
          (m)     Amendment to Custodian Contract dated May 13, 1996 (4)

       9  (a)     Transfer  Agency  Agreement  dated January 23, 1992 (2)
          (b)     Letter Agreement  dated July 21, 1992 adding World Growth
                   Fund (2)
          (c) Letter Agreement dated September 7, 1994 adding Emerging Markets Fund (2)
          (d) Amendments dated May 3, 1995 to the Transfer Agency Agreement Fee Schedules for Gold Fund, Cornerstone Strategy Fund, International Fund, Growth and Tax Strategy Fund, GNMA Trust, Treasury Money Market Trust, World Growth Fund, and Emerging Markets Fund (2)
          (e) Letter Agreement dated September 1, 1995 adding Balanced Strategy, Growth Strategy and Income Strategy Funds (2)
          (f) Amendment No. 1 to Transfer Agency Agreement dated November 14, 1995 (3)
          (g)     Master Revolving Credit Facility Agreement with USAA Capital
                   Corporation dated January 14, 1997 (filed herewith)
          (h)     Master Revolving Credit Facility Agreement with NationsBank of Texas dated January 15, 1997 (filed herewith)


      10  (a)     Opinion of Counsel with respect to the Balanced Strategy,
                   Growth Strategy and Income Strategy Funds (1)
          (b) Opinion of Counsel with respect to the Growth and Tax Strategy Fund, Cornerstone Strategy Fund, Emerging Markets Funds Gold Fund,
                  International Fund, World Growth Fund, GNMA Trust, and
                   Treasury Money Market Trust (2)
          (c)     Consent of Counsel (filed herewith)

      11          Independent Auditors' Consent (filed herewith)

      12          Financial statements omitted from prospectus - Not Applicable

      13          Subscriptions and Investment Letters
          (a)     GNMA Trust and Treasury Money Market Trust (2)
          (b)     World Growth Fund (2)
          (c)     Emerging Markets Fund (2)
          (d) Growth Strategy Fund, Income Strategy Fund, and Balanced Strategy Fund (2)

Exhibit No.       Description of Exhibits
----------        -----------------------

       14         Prototype Plans
          (a)     USAA INVESTMENT MANAGEMENT COMPANY IRA Handbook (2)
          (b)     USAA INVESTMENT MANAGEMENT COMPANY SEP-IRA Handbook (2)
          (c)     USAA INVESTMENT MANAGEMENT COMPANY 403(b)(7) Handbook (2)

       15         12b-1 Plans - Not Applicable

       16         Schedule for Computation of Performance Quotation (2)


       17         Financial Data Schedules
          (a)     Growth and Tax Strategy Fund Fund (filed herewith)


       18         Plan Adopting Multiple Classes of Shares - Not Applicable


       19         Powers of Attorney
          (a) Powers of Attorney for Michael J.C. Roth, Sherron A. Kirk, John W. Saunders, Jr., George E. Brown, Howard L. Freeman, Jr., and Richard A. Zucker dated January 21, 1994 (2)
          (b)     Power of Attorney for Barbara B. Dreeben (1)
          (c) Power of Attorney for Robert G. Davis dated July 9, 1997, (filed herewith)
          (d) Power of Attorney for Robert L. Mason dated July 9, 1997, (filed herewith)

---------------------
 (1) Previously filed with Post-Effective Amendment No. 20 of the Registrant (No. 2-91069) filed with the Securities and Exchange Commission on June 15, 1995.

 (2) Previously filed with Post-Effective Amendment No. 21 of the Registrant (No. 2-91069) filed with the Securities and Exchange Commission on September 26, 1995.

 (3) Previously filed with Post-Effective Amendment No. 22 of the Registrant (No. 2-91069) filed with the Securities and Exchange Commission on January 26, 1996.


 (4) Previously filed with Post-Effective Amendment No. 23 of the Registrant (No. 2-91069) filed with the Securities and Exchange Commission on August 1, 1997.

Item 25.      PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT


              Information pertaining to persons controlled by or under common control with Registrant is hereby incorporated by reference to the section captioned "Fund Management" in the Prospectus and the section captioned "Trustees and Officers of the Trust" in the Statement of Additional Information.


Item 26.      NUMBER OF HOLDERS OF SECURITIES


              Set forth below are the number of record holders, as of June 30, 1997, of each class of securities of the Registrant.

                Title of Class                          Number of Record Holders
                --------------                          ------------------------

          Growth and Tax Strategy Fund                                8,837
          Cornerstone Strategy Fund                                 102,823
          Emerging Markets Fund                                      10,734
          Gold Fund                                                  18,855
          International Fund                                         37,570
          World Growth Fund                                          29,126
          GNMA Trust                                                 12,032
          Treasury Money Market Trust                                 3,217
          Balanced Strategy Fund                                      2,707
          Growth Strategy Fund                                       23,446
          Income Strategy Fund                                          659


Item 27.      INDEMNIFICATION

              Protection for the liability of the adviser and underwriter and for the officers and trustees of the Registrant is provided by two methods:

        (a) THE DIRECTOR AND OFFICER LIABILITY POLICY. This policy covers all ----------------------------------------- losses incurred by the
              Registrant, its adviser and its underwriter from any claim made against those entities or persons during the policy period by any shareholder or former shareholder of any Fund by reason of any alleged negligent act, error or omission committed in connection with the administration of the investments of said Registrant or in connection with the sale or redemption of shares issued by said Registrant. The Trust will not pay for such insurance to the extent that payment therefor is in violation of the Investment Company Act of 1940 or the Securities Act of 1933.

        (b)   INDEMNIFICATION  PROVISIONS  UNDER  AGREEMENT AND  DECLARATION  OF
              TRUST.
              ------------------------------------------------------------------
              Under Article VI of the Registrant's Agreement and Declaration of Trust, each of its trustees and officers or any person serving at the Registrant's request as a director, officer or trustee of another entity in which the Registrant has any interest as a shareholder, creditor or otherwise ("Covered Person") shall be indemnified against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such an officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (either and both of the conduct described in (i) and (ii) being referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by
              (a) a vote of a majority of a quorum of trustees who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion.

              Expenses, including accountants and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Fund of the Registrant in question in advance of the final disposition of any such action, suit or proceeding, provided that the covered person shall have undertaken to repay the amounts so paid to the Fund of Registrant in question if it is ultimately determined that indemnification of such expenses is not authorized under Article VI of the Agreement and Declaration of Trust and (i) the Covered Person shall have provided security for such undertaking, (ii) the Registrant shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested trustees who are not a party to the proceeding, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification. As to any matter disposed of by a compromise payment by any such Covered Person pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (a) by a majority of the disinterested trustees of the Registrant who are not a party to the proceeding or (b) by an independent legal counsel in a written opinion. Approval by the trustees pursuant to clause (a) or by independent legal counsel pursuant to clause (b) shall not prevent the recovery form any Covered Person of any amount paid to such Covered Person in accordance with any of such clauses as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Registrant or to have been liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

              Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the Registrant's Agreement and Declaration of the Trust or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, then the Registrant will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.      BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


              Information pertaining to business and other connections of the Registrant's investment adviser is hereby incorporated by reference to the section of the Prospectus captioned "Fund Management" and to the section of the Statement of Additional Information captioned "Trustees and Officers of the Trust."


Item 29.      PRINCIPAL UNDERWRITERS

        (a) USAA Investment Management Company (the "Adviser") acts as principal underwriter and distributor of the Registrant's shares on a best-efforts basis and receives no fee or commission for its underwriting services. The Adviser, wholly-owned by United Services Automobile Association, also serves as principal underwriter for USAA Tax Exempt Fund, Inc., USAA Mutual Fund, Inc., and USAA State Tax-Free Trust.

        (b) Set forth below is information concerning each director and executive officer of USAA Investment Management Company.

Name and Principal          Position and Offices           Position and Offices
 Business Address             with Underwriter                with Registrant
-----------------           -------------------            --------------------


Robert G. Davis             Director and Chairman          Trustee and
9800 Fredericksburg Rd.     of the Board of Directors      Chairman of the
San Antonio, TX 78288                                      Board of Trustees


Michael J.C. Roth           Chief Executive Officer,       President, Trustee
9800 Fredericksburg Rd.     President, Director, and       and Vice Chairman of
San Antonio, TX 78288       Vice Chairman of the           the Board of Trustees
                            Board of Directors


John W. Saunders, Jr.       Senior Vice President,         Vice President and
9800 Fredericksburg Rd.     Fixed Income Investments,      Trustee
San Antonio, TX 78288       and Director

Harry W. Miller             Senior Vice President          None
9800 Fredericksburg Rd.     Equity Investments,
San Antonio, TX 78288       and Director



John J. Dallahan            Senior Vice President,         None
9800 Fredericksburg Rd.     Investment Services
San Antonio, TX 78288

Carl W. Shirley             Senior Vice President,         None
9800 Fredericksburg Rd.     Insurance Company Portfolios
San Antonio, TX 78288


Michael D. Wagner           Vice President, Secretary      Secretary
9800 Fredericksburg Rd.     and Counsel
San Antonio, TX 78288

Sherron A. Kirk             Vice President and             Treasurer
9800 Fredericksburg Rd.     Controller
San Antonio, TX 78288

Alex M. Ciccone             Vice President,                Assistant
9800 Fredericksburg Rd.     Compliance                     Secretary
San Antonio, TX 78288

        (c)   Not Applicable.

Item 30.      LOCATION OF ACCOUNTS AND RECORDS

              The following entities prepare, maintain and preserve the records required by Section 31(a) of the Investment Company Act of 1940 (the "1940 Act") for the Registrant. These services are provided to the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Securities and Exchange Commission under the 1940 Act and such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request.


                    USAA Investment Management Company
                    9800 Fredericksburg Road
                    San Antonio, Texas 78288


                    USAA Shareholder Account Services
                    10750 Robert F. McDermott Freeway
                    San Antonio, Texas 78288

                    State Street Bank and Trust Company
                    1776 Heritage Drive
                    North Quincy, Massachusetts 02171

Item 31.      MANAGEMENT SERVICES

              Not Applicable.

Item 32.      UNDERTAKING


              The Registrant hereby undertakes, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee or Trustees and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.


              The Registrant hereby undertakes to provide each person to whom a prospectus is delivered a copy of the Registrant's latest annual report(s) to shareholders upon request and without charge.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Antonio and State of Texas on the 9th day of July, 1997.


                                                           USAA INVESTMENT TRUST

                                                           /S/ MICHAEL J.C. ROTH
                                                               Michael J.C. Roth
                                                               President

      Pursuant to the requirements of the Securities Act of 1933, this amendment to its Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

        (Signature)                    (Title)                         (Date)




 /S/ ROBERT G. DAVIS              Chairman of the                   July 9, 1997
--------------------------        Board of Trustees
Robert G. Davis



 /S/ MICHAEL J.C. ROTH            Vice Chairman of the Board        July 9, 1997
--------------------------        of Trustees and President
Michael J.C. Roth                 (Principal Executive Officer)


 /S/ SHERRON A. KIRK              Treasurer (Principal              July 9, 1997
--------------------------        Financial and
Sherron A. Kirk                   Accounting Officer)


 /S/ JOHN W. SAUNDERS, JR.        Trustee                           July 9, 1997
--------------------------
John W. Saunders, Jr.




 /S/ ROBERT L. MASON              Trustee                           July 9, 1997
--------------------------
Robert L. Mason




 /S/ HOWARD L. FREEMAN, JR.       Trustee                           July 9, 1997
--------------------------
Howard L. Freeman, Jr.



 /S/ RICHARD A. ZUCKER            Trustee                           July 9, 1997
--------------------------
Richard A. Zucker



 /S/ BARBARA B. DREEBEN           Trustee                           July 9, 1997
--------------------------
Barbara B. Dreeben

                                  EXHIBIT INDEX

EXHIBIT                  ITEM                                         PAGE NO. *

     1  (a)   First Amended and Restated Master Trust Agreement,
                 June 2, 1995 (1)
        (b)   Amendment No. 1 dated July 12, 1995 (2)

     2        By-laws, as amended January 18, 1994 (1)

     3        Voting trust agreement - Not Applicable

     4        Specimen certificates for shares of
        (a)   Cornerstone Strategy Fund (2)
        (b)   Gold Fund (2)
        (c)   International Fund (2)
        (d)   Growth and Tax Strategy Fund (2)
        (e)   GNMA Trust (2)
        (f)   Treasury Money Market Trust (2)
        (g)   World Growth Fund (2)
        (h)   Emerging Markets Fund (2)
        (i)   Balanced Strategy Fund (2)
        (j)   Growth Strategy Fund (2)
        (k)   Income Strategy Fund (2)

     5  (a) Advisory Agreement dated September 21, 1990 (1)
        (b) Letter Agreement dated January 24, 1991 adding GNMA Trust and Treasury Money Market Trust (1)
        (c) Letter Agreement dated July 21, 1992 adding World Growth
             Fund (1)
        (d) Letter Agreement dated September 7, 1994 adding Emerging Markets Fund (1)
        (e) Letter Agreement dated September 1, 1995 adding Balanced Strategy, Growth Strategy and Income Strategy Funds (2)

     6  (a) Underwriting  Agreement dated July 9, 1990 (2)
        (b) Letter Agreement dated January 24, 1991 adding GNMA Trust and Treasury Money Market Trust (2)
        (c) Letter Agreement dated July 21, 1992 adding World Growth Fund (2)
        (d) Letter Agreement dated September 7, 1994 adding Emerging
             Markets Fund (2)
        (e) Letter Agreement dated September 1, 1995 adding Balanced Strategy, Growth Strategy and Income Strategy Funds (2)

     7      Not Applicable


     8  (a) Custodian  Agreement  dated  July  27,  1984 (2)
        (b) Amendment to Custodian  Contract  dated May 13, 1985 (2)
        (c) Amendment  to Custodian Contract  dated May 1, 1986 (2)
        (d) Amendment to Amendment to Custodian Contract dated May 1, 1986 (2)
        (e) Amendment to the Custodian Agreement dated November 3, 1988 (2)
        (f) Letter Agreement dated May 26, 1988 adding International
             Fund (2)
        (g) Letter Agreement dated January 3, 1989 adding Growth and
             Tax Strategy Fund (2)
        (h) Letter Agreement dated January 24, 1991 adding GNMA Trust and Treasury Money Market Trust (2)

                              EXHIBIT INDEX, CONT.

EXHIBIT                    ITEM                                       PAGE NO. *

        (i) Letter Agreement dated July 21, 1992 adding World
             Growth Fund (2)
        (j) Letter Agreement dated September 7, 1994 adding
             Emerging Markets Fund (2)
        (k) Letter Agreement dated September 1, 1995 adding
             Balanced Strategy, Growth Strategy and Income
             Strategy Funds (2)
        (l) Subcustodian Agreement dated March 24, 1994 (4)
        (m) Amendment to Custodian Contract dated May 13, 1996 (4)

     9  (a) Transfer  Agency  Agreement  dated  January 23, 1992
             (2)
        (b) Letter Agreement dated July 21, 1992 adding World
             Growth Fund (2)
        (c) Letter Agreement dated September 7, 1994 adding
             Emerging Markets Fund (2)
        (d) Amendments dated May 3, 1995 to the Transfer Agency
             Agreement Fee Schedules for Gold Fund, Cornerstone
             Strategy Fund, International Fund, Growth and Tax
             Strategy Fund, GNMA Trust, Treasury Money Market
             Trust, World Growth Fund, and Emerging Markets Fund (2)
        (e) Letter Agreement dated September 1, 1995 adding
             Balanced Strategy, Growth Strategy and Income
             Strategy Funds (2)
        (f) Amendment No. 1 to Transfer Agency Agreement dated
             November 14, 1995 (3)
        (g) Master Revolving Credit Facility Agreement with USAA
             Capital Corporation dated January 14, 1997 (filed herewith)      74
        (h) Master Revolving Credit Facility Agreement with NationsBank
             of Texas dated January 15, 1997 (filed herewith)                 97

    10  (a) Opinion of Counsel with respect to the Balanced Strategy,
             Growth Strategy and Income Strategy Funds (1)
        (b) Opinion of Counsel with respect to the Growth and Tax
             Strategy Fund, Cornerstone Strategy Fund, Emerging
             Markets Funds Gold Fund, International Fund, World Growth
             Fund, GNMA Trust, and Treasury Money Market Trust (2)
        (c) Consent of Counsel (filed herewith)                              125

    11      Independent Auditors' Consent (filed herewith)                   127

    12      Financial statements omitted from prospectus - Not Applicable


    13      Subscriptions and Investment Letters
        (a) GNMA Trust and Treasury Money Market Trust (2)
        (b) World Growth Fund (2)
        (c) Emerging Markets Fund (2)
        (d) Growth Strategy Fund, Income Strategy Fund, and Balanced Strategy Fund (2)

     14     Prototype Plans
        (a) USAA INVESTMENT MANAGEMENT COMPANY IRA Handbook (2)
        (b) USAA INVESTMENT MANAGEMENT COMPANY SEP-IRA Handbook (2)
        (c) USAA INVESTMENT MANAGEMENT COMPANY 403(b)(7) Handbook (2)

    15      12b-1 Plans - Not Applicable

                              EXHIBIT INDEX, CONT.

EXHIBIT                           ITEM                                PAGE NO. *

    16      Schedule for Computation of Performance Quotation (2)


    17      Financial Data Schedules
        (a) Growth and Tax Strategy Fund (filed herewith)                    129


    18      Plan Adopting Multiple Classes of Shares - Not Applicable


    19      Powers of Attorney
        (a) Powers of Attorney for Michael J.C. Roth, Sherron A. Kirk, John
             W. Saunders, Jr., George E. Brown, Howard L. Freeman, Jr.,
             and Richard A. Zucker dated January 21, 1994 (2)
        (b) Power of Attorney for Barbara B. Dreeben (1)
        (c) Power of Attorney for Robert G. Davis dated July 9, 1997
             (filed herewith)                                                131
        (d) Power of Attorney for Robert L. Mason dated July 9, 1997
             (filed herewith)                                                133


---------------------
 (1) Previously filed with Post-Effective Amendment No. 20 of the Registrant (No. 2-91069) filed with the Securities and Exchange Commission on June 15, 1995.

 (2) Previously filed with Post-Effective Amendment No. 21 of the Registrant (No. 2-91069) filed with the Securities and Exchange Commission on September 26, 1995.

 (3) Previously filed with Post-Effective Amendment No. 22 of the Registrant (No. 2-91069) filed with the Securities and Exchange Commission on January 26, 1996.


 (4) Previously filed with Post-Effective Amendment No. 23 of the Registrant (No. 2-91069) filed with the Securities and Exchange Commission on August 1, 1997.

--------------------------
   *    Refers to sequentially numbered pages